united states
securities and exchange commission
washington, d.c. 20549
form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT
JOHNSON EQUITY INCOME FUND – JEQIX
JOHNSON OPPORTUNITY FUND – JOPPX
JOHNSON INTERNATIONAL FUND – JINTX
JOHNSON FIXED INCOME FUND – JFINX
JOHNSON MUNICIPAL INCOME FUND – JMUNX
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-541-0170 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-541-0170. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	December 31, 2019

LETTER FROM THE FUND PRESIDENT:	DECEMBER 2019

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2019 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for 2019 as well as each Fund’s relative performance compared to its established benchmark index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
Stocks Soar in 2019, Capping a Strong Decade
As 2019 began, expectations for stock market returns were low. The market had taken a big hit in the fourth quarter of 2018, falling nearly 20%. That pessimism proved overdone, as the S&P 500 Index (“S&P 500”) proceeded to rally more than 13% in the first quarter 2019 alone on better-than-expected earnings, easing trade tensions, and positive economic growth. After hitting a bump in May related to trade tensions (-6%), the S&P 500 bounced 7% in June as U.S. and Chinese officials met at the G20 summit, and the Fed signaled intentions of keeping rates lower. Stocks took a breather in the third quarter before rallying again in the fourth quarter, when the S&P 500 jumped another 9%. Bonds were overshadowed by the heady stock market returns, but also finished with nice gains. The Barclays Aggregate Index returned 8% as interest rates fell significantly throughout the year.
There was broad strength across stock market styles and sectors, but technology stocks led the way with a 50% return for the year. Energy and health care stocks gained 12% and 21% respectively, not bad for the two weakest sectors overall. In the end, the S&P 500 returned 31% for the year, putting an exclamation point on a fantastic decade of stock returns.
In the last decade, following the lows of the Financial Crisis, the S&P 500 delivered an annualized total return of 13.6% (257% cumulative). The return numbers are even more impressive since the 2009 market lows: 18% annualized, 498% cumulative. During that time, technology stocks led the way, and the U.S. market significantly outperformed international stocks.
U.S. China Trade the Big Story of 2019
The back and forth between the U.S. and China was a key driver of markets throughout the year, at times boosting markets, at times sending them down. In December, the two sides signed a “Phase 1” trade deal. The U.S. promised to reduce some of the tariffs already in place, and remove some others, particularly those on consumer goods. It also agreed to continue negotiations. China agreed to scrap plans to increase tariffs on imported U.S. goods, promised “massive purchases” of agricultural, energy, and manufactured goods, and said it would strengthen intellectual property protection and enforcement.
While this was a good start and came as a relief, the market was somewhat disappointed by the deal relative to expectations. It’s a good sign that the parties were able to come to a partial agreement, but the particulars are not enough to kick start economic growth or boost earnings estimates for 2020. For that to occur a material reduction in the 25% rate would likely be needed. It’s reasonable to expect more of the same in 2020 as the two sides hash out a “Phase II” agreement.
Economy Still Growing, Slowly
The markets have been supported by a continuation of the longest post-war economic expansion, which has now stretched into its eleventh year. One reasonable explanation for its length is that it has also been the slowest post-war expansion. While the slower rate of growth is disappointing, a silver lining is that it may result in a longer expansion before the next recession. While manufacturing activity has slowed, typical recession indicators are not showing signs of danger, and most are at healthy levels. U.S. consumers are faring well, the labor market is strong, and financial market indicators are also healthy. In addition, most measures of inflation remain subdued, and the Fed remains in a supportive posture.
Earnings Growth and Valuation
Valuations increased in 2019 as measured by price-to-earnings ratios, while earnings growth was relatively weak, around 3%. This means valuation expansion accounted for most of the 2019 total return. Part of that valuation increase, though, was the recovery of the washout that occurred late in 2018. Taken together, the 25% gain over the last two years was largely

LETTER FROM THE FUND PRESIDENT:	DECEMBER 2019

attributable to earnings growth. Today, valuations are generally above average, but still below peak levels of prior bull markets. As a result, the stock market could potentially have more room to run if other headwinds don’t knock it off course. Earnings growth in particular will be something to watch in the year ahead. Continued weakness would likely make it difficult for the market to move much higher.
2020: Here We Go Again
Risk is an inevitable reality of investing, and 2020 appears to have its fair share. Investors, as always, will be watching the economy and corporate earnings. But that information will be digested in the context of global events, not least of which is the looming 2020 elections. In addition to the U.S. election, the trade war between the U.S. and China will continue to be in focus. Meanwhile, the U.K. is working on officially exiting the European Union in 2020, which could impact economic growth in Europe. The list goes on, but the reality of successful investing remains: stay disciplined and focus on the long term.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

JOHNSON EQUITY INCOME FUND	PERFORMANCE REVIEW – DECEMBER 31, 2019

For the year, the Johnson Equity Income Fund returned 34.07%. The Fund outperformed both the S&P 500 Index return of 31.49%.
Stock selection attributed for all of the outperformance for the year as sector allocation had a negative effect. A significant underweight in the strong performing Information Technology sector, which far outpaced the S&P 500 Index, gaining 50%, was the primary contributor to negative sector allocation attribution. However, the positive impact from good stock selection was broad-based with particularly large positive contributions coming from the Industrials, Health Care, and Financials sectors. Notable strong performing stock holdings during the year included Zoetis, Danaher and Zimmer Biomet in the Health Care sector; S&P Global and Bank of America in Financials; and Carlisle Companies and Hubbell in Industrials. Noteworthy strong performers from other sectors included Sherwin Williams, MasterCard, Apple, and TJX Companies.
Market dynamics in the first half of the year provided tailwinds to the Fund’s relative performance as the market, after a volatile end to 2018, gravitated toward higher quality companies with more defensive growth characteristics. However, market dynamics notably shifted from September through the end of the year as the stocks of companies in more economically sensitive, cyclical industries took the lead, exhibiting strong relative performance. As we stated in the semi-annual letter, and this is the case even more so today, finding new stocks at attractive valuations with the quality characteristics consistent with the Fund’s investment objective has become very difficult again. This has resulted in a higher-than-normal level of cash. The Fund has some dry powder to take advantage of any potential market volatility in the months to come, and we remain cognizant of potential downside risk due to the current high valuations. In fact, analyzing the return components, the increase in valuations accounted for over ninety-percent of the S&P 500’s total return for the year. Earnings growth was barely positive, exhibiting low single-digit growth.
New additions to the portfolio since our semi-annual letter included American Tower, Unilever PLC, Amphenol, Willis Towers Watson, and Analog Devices. The Fund sold its positions in Sherwin Williams, Essex Property Trust, Wal-Mart, and Chubb, and trimmed positions in Carter’s, Hubbell, and Bank of America. All of these sales were the result of the stocks performing well and achieving prices that either exceeded our estimates of fair value or offered limited upside to our valuation estimates.

$10,000 Initial Investment
Since December 31, 2009
40,000
35,000
30,000
25,000
20,000
15,000
10,000
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Johnson Equity Income Fund
S&P 500 Index

Average Annual Total Returns	as of December 31, 2019
	Equity Income Fund	S&P 500 Index
One Year	34.07%	31.49%
Three Years	17.72%	15.27%
Five Years	11.32%	11.70%
Ten Years	12.25%	13.56%

Holdings by Industry Sectors
(as a percentage of total net assets)

Utilities, 1.9%
Real Estate, 5.0%
Communication Services, 7.9%
Money Market, net of other assets and liabilities, 7.5%
Consumer Discretionary, 3.9%
Consumer Staples, 9.0%
Information Technology, 16.4%
Energy, 5.5%
Industrials, 10.1%
Financial Services, 16.6%
Health Care, 16.2%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Opportunity Fund	Performance Review – December 31, 2019

The Johnson Opportunity Fund had a net total return of 28.63% in 2019, outperforming the Russell 2500 Index’s 27.77% return.
In 2019, the Federal Reserve pivoted to accommodative monetary stimulus by cutting interest rates three times, the U.S./China trade war avoided a severe escalation with a “phase one” deal, and major economic indicators remained mostly stable. In return, recession risks that had started in 2018 began to dissipate, and investors began to anticipate an extension of this record long economic expansion, leading stocks to an all-time high in 2019. The Fund fully participated in this rally, with all of the outperformance versus the Index attributed to positive security selection.
The Russell 2500 Growth Index, up 32.7%, outperformed the Russell 2500 Value Index, up 23.6%, for the third consecutive year. Given the Fund’s emphasis on valuation, a strong growth-driven market can often be a headwind to relative performance, but we overcame this bias with good security selection in growth sectors such as Technology and Health Care. These two sectors comprise nearly half of the Growth Index and accounted for several of the Fund’s top performers during the year. Technology had the highest total sector return in the market during 2019, and the Fund’s Technology stocks gained over 50% in total. Strong contributions from stocks such as Tyler Technologies, Black Knight, and CACI International more than overcame an underweight to the lower quality Semiconductors & Semiconductor Equipment industry, which gained more than 75% for the year and was SMID Cap’s highest return industry. Health Care companies with secular growth expectations did well, and the shares of Catalent and Veeva Systems benefitted from spending trends in that sector. Despite the big market gains in 2019, earnings growth for the broader small and mid-cap universe was negative, and growth companies were awarded higher valuations for the scarcity of their growth.
In addition to growth stocks, several top performance contributors were quality cyclical stocks bouncing back from a difficult 2018. World Fuel Services, a fuel logistics company, more than doubled in price as its strong niche position in increasingly complex fuel markets helped improve its earnings growth. Cyclicals such as Lithia Motors and American Woodmark were other top holdings that benefitted from resilient consumer spending and an extension of the economic expansion. The Fund’s worst performing stocks, Inogen and Cooper-Standard Holdings, were adversely impacted by negative earnings estimate revisions.
The Fund has been trimming highly valued growth stocks and showing patience with quality value stocks. Many quality cyclicals possess a cheap valuation, which we believe more than compensates for the economic and political risk these companies are facing. Looking ahead to 2020, the macroeconomic environment has improved and small and mid-cap companies are inexpensive relative to large cap overall, but we are cognizant that the risk of recession has only diminished, not vanished. Our focus remains on investing in companies with an attractive mix of quality, valuation, and momentum.

$10,000 Initial Investment
Since December 31, 2009
35,000
30,000
25,000
20,000
15,000
10,000
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Opportunity Fund
Russell 2500 Index

Average Annual Total Returns	as of December 31, 2019
	Opportunity Fund	Russell 2500 Index
One Year	28.63%	27.77%
Three Year	8.88%	10.33%
Five Years	8.24%	8.93%
Ten Years	11.53%	12.58%

Holdings by Industry Sectors
(as a percentage of total net assets)
Money Market, net of other assets and liabilities, 1.6%
Consumer Discretionary, 9.4%
Consumer Staples, 1.8%
Energy, 3.4%
Financial Services, 19.7%
Health Care, 13.3%
Industrials, 14.1%
Information Technologies, 14.0%
Materials, 6.6%
Utilities, 4.6%
Real Estate, 11.5%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of small and medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell Midcap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson International Fund	Performance Review – December 31, 2019

The Johnson International Fund had a total net return of  +19.69% in 2019, underperforming the MSCI ACWI ex-US Index’s +21.51% return.
The management fee and operating cash requirements were the primary difference to the Fund’s underperformance. Security selection effect and a slight overweight to international developed markets were favorable influences on relative performance; sector positioning was a negative.
International stocks continued to underperform U.S. stocks in 2019 (the S&P 500 Index was up 31.49%), due to more anemic earnings growth in foreign markets and sharper negative revisions in estimates for growth. The performance disconnect can be explained by index composition as well. Markets have strongly favored growth over value, and the U.S. stock market has a heavier weight in the growth-style sectors such as Technology, whereas foreign markets have a heavier relative weight in more value-oriented sectors such as Financials.
The Fund’s top ten performers were all up more than 30% in the year and reflected a diverse mix of winners. Technology was the market’s top sector gainer in 2019, and Taiwan Semiconductor Manufacturing was the Fund’s best performer with a total return of 65%. Other significant contributors in the Technology sector included CGI (consulting) and SAP (software). Adidas AG, an established footwear and apparel company, had a total return of 58%, driven by improving margins and earnings growth that was better than peers. Overall, security selection was additive in eight of the eleven sectors.
The Communication Services sector was the worst performing sector in international markets and was a drag on the Fund’s performance. Not only did the Fund’s overweight position to the sector detract from relative returns, but security selection was poor as well — five of the ten worst contributors for the year were in Communication Services. This was a global trend, including mature European companies such as BT Group and RTL Group, as well as Asian companies such Baidu, China Mobile, and SK Telecom. In addition to Communication Services, security selection was poor relative to the Index in Technology and Health Care.
In contrast to 2018, market gains in 2019 were driven by price-to-earnings (P/E) multiple expansion, not earnings growth. In fact, earnings growth for full year 2019 is likely to be negative when the final results are reported in the weeks ahead. While international stocks are near their average historical valuation averages, today they have a cheaper than normal P/E ratio and a higher than normal dividend yield when compared to U.S. stocks. Looking ahead to 2020, the macroeconomic environment seems to have at least stabilized in many international markets, and that may be enough to close the valuation gap with U.S. if the global economy can continue to plod forward. But we are cognizant that the risk of global recession has only diminished, not vanished, and we are remaining selective in valuation opportunities while maintaining a highly diversified portfolio.

$10,000 Initial Investment
Since December 31, 2009
18,000
15,000
12,000
9,000
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Johnson International Fund
MSCI ACWI ex US

Average Annual Total Returns	as of December 31, 2019
	International Fund	MSCI ACWI ex US Index
One Year	19.69%	21.51%
Three Years	9.11%	9.87%
Five Years	4.61%	5.51%
Ten Years	4.73%	4.97%
Asset Allocation by Country	as of December 31, 2019
Japan	18.56%	Taiwan	2.85%
United Kingdom	10.08%	Russia	2.78%
Other*	9.82%	Hong Kong	2.61%
China	8.55%	Sweden	2.42%
Switzerland	8.03%	Netherlands	2.13%
Germany	7.66%	India	1.80%
Canada	6.94%	Mexico	1.69%
France	6.06%	S. Africa	1.65%
Australia	4.78%	Brazil	1.59%
*
Countries in “Other” category include: Belgium, Chile, Denmark, Israel, Italy, Norway, Phillipines, South Korea, Singapore, and Spain.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Fixed Income Fund	Performance Review – December 31, 2019

The Johnson Fixed Income Fund provided a total return of 8.35% during 2019, compared to an 8.72% return for the Bloomberg Barclays Capital Aggregate Index.
Bond yields began the year at somewhat higher levels, as the market anticipated continued Federal Reserve (“Fed”) tightening. As a result, the Fund maintained a modestly longer duration relative to its benchmark. Following equity market volatility in late 2018, softening economic data in the first half of the year forced the Fed to pivot on monetary policy. After raising interest rates nine times throughout the prior few years, the Fed reversed course and cut interest rates three times during the second half of the year. The Fund’s longer duration stance relative to its benchmark was beneficial to performance.
Credit spreads began the year at elevated levels following a sharp equity market decline in the fourth quarter of 2018. Spreads tightened rapidly during the first quarter as equity market volatility subsided. Subsequently, the Fed’s mid-year policy shift offered additional support for the credit market and helped spreads continue to gradually tighten throughout the remainder of the year. The tightening of credit spreads was beneficial to the Fund’s performance relative to its benchmark as a little more than half of the Fund’s bond allocation is to investment-grade rated corporate securities. This also is a key reason why the Fund traditionally carries a higher yield than its benchmark index. Within credit, the industrial sector outperformed financials and utilities. Much of this outperformance was driven by the fourth quarter rebound in low quality, commodity focused industries. The Fund’s lack of exposure to these cyclical industries was a modest headwind to performance relative to its benchmark during the fourth quarter.
Looking forward to next year, we believe a more cautious view is likely warranted. The economy continues to grow at a more modest pace, primarily due to tariffs on imports from China. The manufacturing sector has been impacted most acutely by trade policy. Absent a material reduction in the amount of tariffs levied on Chinese imports, a rapid recovery in manufacturing is unlikely. Despite ongoing manufacturing weakness, the consumer remains stable. The pace of hiring has slowed modestly, but the unemployment rate remains at multi-decade lows. Overall, the rate of economic growth has moderated, but is not yet consistent with contraction. As such, the Federal Reserve has communicated that it will likely leave the Federal Funds rate unchanged, assuming inflation and employment remain well anchored. In light of economic headwinds and a patient Federal Reserve, the Fund is postured with a modestly longer duration stance relative to its benchmark. While our more cautious view of the economic climate has resulted in a slightly lower weight in corporate bonds relative to the Fund’s history, we continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the somewhat lower level of yields is likely to lead to a more modest total return outlook compared to last year.
Average Annual Total Returns	as of December 31, 2019
	Fixed Income Fund	Bloomberg Barclays Capital Aggregate Index
One Year	8.35%	8.72%
Three Years	3.60%	4.03%
Five Years	2.83%	3.05%
Ten Years	3.55%	3.75%

Holdings by Industry Sectors
(as a percentage of total net assets)

Cash Equivalents, 0.4%
Net Other Assets and Liabilities, 0.6%
Preferred Stocks, 0.9%
Taxable Municipal, 2.9%
Bank & Finance, 23.0%
US Agency Obligations Mortgage Backed, 22.7%
Industrial, 10.8%
US Agency Obligations, 2.7%
US Govt Treasury Obligations, 22.4%
Utilities, 13.6%
Certificates of Deposit, 0.0%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Bloomberg Barclays Capital Aggregate Index. The Bloomberg Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Municipal Income Fund	Performance Review – December 31, 2019

The Johnson Municipal Income Fund provided a total return of 5.66% during 2019 compared to 5.31% for the Bloomberg Barclays 5-Year General Obligation Municipal Index.
After rising during 2018, municipal bond yields fell during 2019, leading to the Fund’s positive return. The Fund’s laddered maturity structure added to performance as bond yields fell the most on longer maturities, leading to stronger performance on longer securities and outperformance versus the Fund’s benchmark. While the benchmark is comprised solely of 4-6 year maturity securities, the Fund is constructed with a more diverse maturity profile of bonds primarily due within 1 to 15 years.
After a slow start to 2019, new municipal bond issuance picked up in the back half of the year to finish slightly ahead of 2018’s total. However, this pickup in supply wasn’t enough to offset robust demand from municipal bond investors in 2019, as record inflows into municipal bond mutual funds pressured bond yields lower. Demand remains particularly strong from investors who reside in high-tax locations. Growth in tax revenues for many municipalities has remained solid, and most states and local governments continue to report healthy revenue from income, sales, and property tax collections. In addition, the broader tax base adopted under tax reform should positively impact state budgets near-term. Defaults in the municipal sector have picked up modestly, but remain very low on an absolute basis despite headlines surrounding fiscal challenges in a few municipalities. We continue to expect lower quality issuers, primarily in a handful of states such as New Jersey, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities maintaining a strict focus on high quality municipal issuers. Approximately 73% of the Fund’s portfolio securities are rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 23% of its assets in states other than Ohio.
Looking forward to next year, we believe the economy will continue to grow, albeit at a more modest pace, primarily due to tariffs on imports from China. The manufacturing sector has been impacted most acutely by trade policy. Absent a material reduction in the amount of tariffs levied on Chinese imports, a rapid recovery in manufacturing is unlikely. Despite ongoing manufacturing weakness, the consumer remains stable. The pace of hiring has slowed modestly, but the unemployment rate remains at multi-decade lows. Overall, the rate of economic growth has moderated, but is not yet consistent with contraction. As such, the Federal Reserve has communicated that it will likely leave the Federal Funds rate unchanged, assuming inflation and employment remain well anchored. In light of economic headwinds and a patient Federal Reserve, the Fund is postured with a modestly longer duration stance relative to its benchmark. Additionally, strong demand may continue to support valuations as investors in high tax brackets continue to see value in municipal bonds. Finally, the somewhat lower level of yields is likely to lead to a more modest total return outlook compared to last year.
Average Annual Total Returns	as of December 31, 2019
	Municipal Income Fund	Bloomberg Barclays Municipal Bond: 5 Year GO Index
One Year	5.66%	5.31%
Three Years	3.25%	3.35%
Five Years	2.42%	2.38%
Ten Years	2.90%	2.77%

Quality Allocation*
(as a percentage of total assets)
80%
60%
40%
20%
0%
AAA
AA
A
BBB
Not Rated

*
As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Bloomberg Barclays Capital Five Year General Obligation Municipal Bond Index the Fund’s established benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND	Portfolio of Investments as of December 31, 2019

Common Stocks	Shares	Fair Value
Alphabet Inc. – Class A*	8,210	$10,996,392
Alphabet Inc. – Class C*	979	1,308,943
Comcast Corp. – Class A	158,000	7,105,260
Walt Disney Co.	85,600	12,380,328
7.9% – Total For Communication Services		$31,790,923
Carter’s Inc.	36,080	3,944,987
TJX Companies Inc.	188,340	11,500,040
3.9% – Total For Consumer Discretionary		$15,445,027
Coca Cola Co.	138,020	7,639,407
Colgate-Palmolive Co.	174,000	11,978,160
J. M. Smuckers Co.	54,800	5,706,324
Procter & Gamble Co.	31,090	3,883,141
Unilever PLC ADR	123,000	7,031,910
9.0% – Total For Consumer Staples		$36,238,942
Chevron Corp.	64,890	7,819,894
Royal Dutch Shell PLC, Class B ADR	191,264	11,470,102
Schlumberger Ltd.	68,005	2,733,801
5.5% – Total For Energy		$22,023,797
American Express Co.	64,665	8,050,146
Axis Capital Holdings Inc.	129,750	7,712,340
Bank of America Corp.	226,915	7,991,946
First Hawaiian Inc.	255,000	7,356,750
Iberiabank Corp.	105,010	7,857,898
Invesco Ltd.	222,185	3,994,887
Marsh & McLennan Companies Inc.	65,300	7,275,073
S&P Global Inc.	30,640	8,366,252
Willis Towers Watson PLC	39,600	7,996,824
16.6% – Total For Financial Services		$66,602,116
Abbott Laboratories	136,035	11,816,000
Alcon AG*	128,985	7,296,682
CVS Health Corp.	113,025	8,396,627
Danaher Corp.	52,430	8,046,956
Medtronic PLC	69,500	7,884,775
Zimmer Biomet Holdings	85,400	12,782,672
Zoetis Inc.	65,454	8,662,837
16.2% – Total For Health Care		$64,886,549
Carlisle Companies Inc.	56,440	9,134,250
Hubbell Inc.	53,300	7,878,806
Paccar Inc.	97,540	7,715,414
Waste Management Inc.	68,600	7,817,656
Xylem Inc.	97,255	7,662,721
10.1% – Total For Industrials		$40,208,847
Common Stocks	Shares	Fair Value
Accenture PLC – Class A	38,420	$8,090,099
Amphenol Corp – Class A	78,150	8,458,175
Analog Devices, Inc.	68,000	8,081,120
Apple Inc.	29,540	8,674,421
Automatic Data Processing Inc.	20,500	3,495,250
Cognizant Technology Solutions Corp.	53,120	3,294,502
Fidelity National Information Services Inc.	53,800	7,483,042
Mastercard Inc. – Class A	29,850	8,912,912
Microsoft Corp.	58,360	9,203,372
16.4% – Total For Information Technology		$65,692,893
American Tower Corp.	54,600	12,548,172
Federal Realty Investors Trust	58,600	7,543,578
5.0% – Total For Real Estate		$20,091,750
Alliant Energy Corp.	140,000	7,660,800
1.9% – Total For Utilities		$7,660,800
Total Common Stocks 92.5%		$370,641,644
(Identified Cost $274,522,027)
Cash Equivalents
First American Government Obligation Fund, Class Z**	29,442,909	29,442,909
Total Cash Equivalents 7.3%		$29,442,909
(Identified Cost $29,442,909)
Total Portfolio Value 99.8%		$400,084,553
(Identified Cost $303,964,936)
Other Assets in Excess of Liabilities 0.2%		$734,096
Total Net Assets 100.0%		$400,818,649

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2019, the 7 day annualized yield was 1.47%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2019

Common Stocks	Shares	Fair Value
BorgWarner Inc.	22,600	$980,388
Burlington Stores Inc.*	3,000	684,090
Carter’s Inc.	8,700	951,258
Cheesecake Factory Inc.	18,900	734,454
Cooper-Standard Holdings*	8,300	275,228
Culp Inc.	30,000	408,600
Hanesbrands Inc.	51,000	757,350
Lithia Motors Inc.	4,600	676,200
LKQ Corp.*	25,600	913,920
PVH Corp.	7,900	830,685
9.4% – Total For Consumer Discretionary		$7,212,173
Church & Dwight Co. Inc.	6,900	485,346
Lancaster Colony Corp.	5,800	928,580
1.8% – Total For Consumer Staples		$1,413,926
Hollyfrontier Corp.	24,800	1,257,608
World Fuel Services Corp.	30,300	1,315,626
3.4% – Total For Energy		$2,573,234
Axis Capital Holdings Ltd.	17,700	1,052,088
Diamond Hill Investment Group Inc.	4,900	688,254
East West Bancorp Inc.	27,400	1,334,380
Everest Re Group Ltd.	4,700	1,301,148
Farmers National Bank	64,100	1,046,112
First Hawaiian Inc.	33,000	952,050
First Interstate BancSystem Inc.	28,100	1,177,952
Iberiabank Corp.	16,000	1,197,280
Invesco Ltd.	42,700	767,746
Reinsurance Group of America Inc.	7,300	1,190,338
SEI Investments Co.	14,700	962,556
Signature Bank	9,500	1,297,795
Wintrust Financial Corp.	16,600	1,176,940
WSFS Financial Corp.	21,200	932,588
19.7% – Total For Financial Services		$15,077,227
Align Technology Inc.*	2,600	725,504
Bio-Techne Corp.	4,400	965,844
Catalent Inc.*	20,500	1,154,150
Charles River Laboratories International Inc.*	9,900	1,512,324
Chemed Corp.	2,500	1,098,150
Globus Medical Inc.*	24,700	1,454,336
Integra Lifesciences Holding*	19,400	1,130,632
Universal Health Services Inc. – Class B	8,300	1,190,718
West Pharmaceutical Services Inc.	6,400	962,112

Common Stocks	Shares	Fair Value
13.3% – Total For Health Care		$10,193,770
Carlisle Companies Inc.	6,000	971,040
Comfort Systems USA Inc.	19,400	967,090
Continental Building Products Inc.*	24,000	874,320
Gorman-Rupp Co.	26,787	1,004,513
Hubbell Inc.	7,800	1,152,996
ICF International Inc.	15,000	1,374,300
Idex Corp.	5,100	877,200
Regal Beloit Corp.	12,000	1,027,320
Smith (A.O.) Corp.	13,200	628,848
Snap-On Inc.	6,000	1,016,400
Watsco Inc.	4,600	828,690
14.1% – Total For Industrials		$10,722,717
Amdocs Ltd.	13,100	945,689
Black Knight Inc.*	16,600	1,070,368
Blackbaud Inc.	7,800	620,880
CACI International Inc.*	5,800	1,449,942
Constellation Software	600	584,448
Exlservice Holdings, Inc.*	15,000	1,041,900
Flir Systems Inc.	17,800	926,846
IPG Photonics Corp.*	4,800	695,616
On Semiconductor Corp.*	25,800	629,004
PTC Inc.*	10,200	763,878
Realpage, Inc.*	18,700	1,005,125
Tyler Technologies Inc.*	3,400	1,020,068
14.0% – Total For Information Technology		$10,753,764
AptarGroup Inc.	8,200	948,084
Avery Dennison Corp.	7,800	1,020,396
Packaging Corp. of America	6,000	671,940
RPM International Inc.	18,400	1,412,384
Stepan Co.	10,000	1,024,400
6.6% – Total For Materials		$5,077,204
Alexandria Real Estate Equities Inc.	5,500	888,690
American Assets Trust Inc.	19,500	895,050
Americold Realty Trust	33,000	1,156,980
Camden Property Trust	9,200	976,120
Caretrust REIT Inc.	22,400	462,112
Coresite Realty Corp.	6,300	706,356
Federal Realty Investors Trust	8,100	1,042,713
Host Hotels & Resorts Inc.	42,100	780,955
National Retail Properties Inc.	13,500	723,870
Stag Industrial Inc.	37,400	1,180,718
11.5% – Total For Real Estate		$8,813,564
Alliant Energy Corp.	22,600	1,236,672

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2019

Common Stocks	Shares	Fair Value
Atmos Energy Corp.	11,900	$1,331,134
Unitil Corp.	15,100	933,482
4.6% – Total For Utilities		$3,501,288
Total Common Stocks 98.4%		$75,338,867
(Identified Cost $64,422,732)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,118,849	1,118,849
Total Cash Equivalents 1.5%		$1,118,849
(Identified Cost $1,118,849)
Total Portfolio Value 99.9%		$76,457,716
(Identified Cost $65,541,581)
Other Assets in Excess of Liabilities 0.1%		$37,963
Total Net Assets 100.0%		$76,495,679

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2019, the 7 day annualized yield was 1.47%.

ADR – American Depositary Receipt
PLC – Public Liability Company
The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND	Portfolio of Investments as of December 31, 2019

Preferred Stocks	Shares	Fair Value
Itau Unibanco Holding SA ADR	11,550	$105,683
0.5% – Total For Financial Services		$105,683
Total Preferred Stocks 0.5%		$105,683
(Identified Cost $63,654)
Common Stocks
Baidu, Inc. ADR*	1,000	126,400
China Mobile Ltd. ADR	7,400	312,798
Deutsche Telekom AG ADR	7,100	115,659
KDDI Corp. ADR	27,200	405,008
Orange ADR	7,500	109,425
PLDT Inc. ADR	3,600	71,964
Publicis Groupe SA ADR	12,100	136,972
RTL Group SA ADR	15,000	74,050
SK Telecom Co. Ltd. ADR	3,400	78,574
SoftBank Group Corp. ADR	3,600	77,544
Telenor ASA ADR	9,600	171,907
Tencent Holdings Ltd. ADR	6,500	312,065
WPP PLC ADR	1,800	126,522
10.0% – Total For Consumer Discretionary		$2,118,888
Adidas AG ADR	2,000	325,600
Alibaba Group Holdings ADR*	1,300	275,730
Bridgestone ADR*	4,400	81,356
CIE Financiere Richemont AG ADR	22,000	171,930
Compass Group PLC ADR	6,500	164,125
Daimler AG	2,200	119,856
Honda Motor Co. Ltd. ADR	5,500	155,705
Magna International Inc.	4,100	224,844
Sony Corp. ADR	3,800	258,400
Toyota Motor Corp. ADR	3,000	421,620
10.4% – Total For Consumer Discretionary		$2,199,166
Coca-Cola Amatil Ltd. ADR	10,860	84,491
Danone ADR	6,184	101,974
Essity AB ADR	5,300	170,978
L’Oreal ADR	2,800	164,836
Nestle SA ADR	3,400	368,084
Reckitt Benckiser Group PLC ADR	5,900	97,704
Shoprite Holdings Ltd. ADR	32,100	289,863
Svenska Cellulosa Aktiebolaget ADR	11,100	111,777
Unilever NV ADR	2,500	143,650
Unilever PLC ADR	4,100	234,397
Common Stocks	Shares	Fair Value
Wal-Mart De Mexico SAB de CV ADR	12,300	$351,657
10.1% – Total For Consumer Staples		$2,119,411
BP PLC ADR	2,298	86,727
CNOOC Ltd. ADR	2,000	333,340
Equinor ASA ADR	4,000	79,640
Gazprom ADR	14,000	115,080
Lukoil Corp. ADR	4,700	463,937
Royal Dutch Shell PLC, Class B ADR	2,600	155,922
Suncor Energy Inc.	3,200	104,960
Technip FMC PLC	5,900	126,496
Total SA ADR	2,352	130,065
Woodside Petroleum ADR	5,200	124,982
8.2% – Total For Energy		$1,721,149
Admiral Group PLC ADR	6,400	191,616
Allianz SE ADR	7,900	191,259
Australia and New Zealand Banking Group Ltd. ADR	3,200	55,120
Banco Bradesco ADR	27,289	244,237
Banco Santander SA ADR	17,974	74,412
Bank of Montreal	1,240	96,100
Barclays PLC ADR	15,000	142,800
BNP Paribas ADR	4,000	118,760
China Construction Bank ADR	8,500	147,050
Deutsche Boerse AG ADR	7,000	109,060
ICICI Bank Ltd. ADR	9,680	146,071
Industrial and Commercial Bank Of China Ltd. ADR	23,500	361,078
KB Financial Group Inc. ADR	2,400	99,288
Legal and General Group PLC	5,000	101,425
Manulife Financial Corp.	4,420	89,682
Mitsubishi UFJ Financial Group Inc. ADR*	40,000	217,200
Mizuho Financial Group Inc. ADR	25,000	77,250
National Australia Bank	8,700	74,663
Orix Corp. ADR	2,450	204,355
Royal Bank of Canada	1,000	79,200
Sumitomo Mitsui Financial Group Inc. ADR	48,000	355,680
Tokio Marine Holdings Inc. ADR	7,000	390,180
Toronto Dominion Bank	1,400	78,582
United Overseas Bank Ltd. ADR	4,100	161,192
Westpac Banking Corp. Ltd. ADR	7,250	123,105

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND	Portfolio of Investments as of December 31, 2019

Common Stocks	Shares	Fair Value
Zurich Insurance Group Ltd. ADR	3,240	$132,840
19.3% – Total For Financial Services		$4,062,205
Alcon Inc.*	6,796	384,450
Astellas Pharma Inc. ADR*	27,600	470,028
Bayer AG ADR	5,200	105,456
Dr. Reddy’s Laboratories Ltd. ADR	3,340	135,537
Novartis AG ADR	2,480	234,831
Novo Nordisk AS	5,200	300,976
Roche Holdings Ltd. ADR	8,400	341,544
Takeda Pharmaceutical Co.	9,340	184,278
Taro Pharmaceuticals Ltd.*	1,400	123,102
10.8% – Total For Health Care		$2,280,202
ABB Ltd. ADR	2,900	69,861
Atlas Copco AB ADR	5,400	216,810
BAE Systems PLC ADR	3,800	115,064
Bunzl PLC ADR	5,600	155,652
Canadian National Railway Co.	1,400	126,630
CK Hutchison Holdings Ltd. ADR	8,000	76,240
Itochu Corp. ADR	3,700	170,977
Keppel Corp. Ltd. ADR	7,900	78,961
Komatsu Ltd. ADR	6,300	151,452
Relx PLC ADR	4,200	106,134
Schneider Electric SE ADR	13,900	283,560
Sensata Technologies Holding NV*	5,500	296,285
Siemens AG ADR	1,800	116,946
9.3% – Total For Industrials		$1,964,572
Cap Gemini SA ADR	4,000	97,444
CGI Group Inc.*	5,100	426,921
Infosys Ltd. ADR	9,100	93,912
Lenovo Group Ltd. ADR	15,000	200,700
Open Text Corp.	5,000	220,350
SAP SE ADR	2,600	348,374
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	8,000	464,800
United Microelectronics ADR	44,930	120,412
9.4% – Total For Information Technology		$1,972,913
Air Liquide SA ADR	4,569	128,160
BASF SE ADR	7,400	138,491
BHP Billiton Ltd. ADR	2,550	139,511
Newcrest Mining Ltd. ADR	15,000	318,450
Nitto Denko Corp. ADR	7,100	199,865
Posco ADR*	2,800	141,736
Rio Tinto PLC ADR	1,570	93,195
Common Stocks	Shares	Fair Value
Sasol LTD ADR	2,800	$60,508
5.8% – Total For Materials		$1,219,916
Lend Lease Group ADR	7,000	86,603
Sun Hung Kai Properties Ltd. ADR	17,500	268,275
1.7% – Total For Real Estate		$354,878
Enel SpA ADR	21,100	165,635
Enersis SA ADR	25,100	275,598
Iberdrola SA ADR	3,578	147,807
National Grid PLC ADR	1,600	100,272
SSE PLC ADR	4,000	76,280
3.6% – Total For Utilities		$765,592
Total Common Stocks 98.6%		$20,778,892
(Identified Cost $15,937,136)
Cash Equivalents
First American Government Obligation Fund, Class Z**	158,020	158,020
Total Cash Equivalents 0.7%		$158,020
(Identified Cost $158,020)
Total Portfolio Value 99.8%		$21,042,595
(Identified Cost $16,158,810)
Other Assets in Excess of Liabilities 0.2%		$39,701
Total Net Assets 100.0%		$21,082,296

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2019, the 7 day annualized yield was 1.47%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2019

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
Ace Ina Holdings Inc.	3.350%	05/15/2024	2,375,000	$2,502,555
American Express Co.	3.000%	10/30/2024	11,000,000	11,373,138
AON PLC	3.500%	06/14/2024	3,320,000	3,482,093
AON PLC	4.000%	11/27/2023	4,330,000	4,585,619
Bank of America Corp.	3.248%	10/21/2027	15,000,000	15,636,867
BB&T Corp.	3.950%	03/22/2022	8,054,000	8,357,380
BB&T Corp.	3.750%	12/06/2023	6,775,000	7,187,112
Chubb INA Holdings Inc.	2.300%	11/03/2020	7,793,000	7,820,600
Fifth Third Bancorp	4.300%	01/16/2024	10,999,000	11,823,846
Huntington Bancshares	2.300%	01/14/2022	2,290,000	2,302,686
Huntington Bancshares	2.625%	08/26/2024	11,530,000	11,694,735
JP Morgan Chase & Co.	3.300%	04/01/2026	4,500,000	4,736,927
JP Morgan Chase & Co.	3.875%	09/10/2024	10,000,000	10,705,747
Keycorp	4.100%	04/30/2028	7,300,000	8,006,076
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	435,000	456,988
Marsh & McLennan Co. Inc.	4.800%	07/15/2021	3,955,000	4,098,653
Morgan Stanley	2.625%	11/17/2021	6,000,000	6,071,925
Morgan Stanley	5.500%	07/28/2021	1,500,000	1,580,143
MUFG Americas Holdings Corp.	3.000%	02/10/2025	6,949,000	7,088,921
MUFG Americas Holdings Corp.	3.500%	06/18/2022	7,659,000	7,923,515
PNC Financial Services	3.500%	01/23/2024	925,000	974,210
PNC Financial Services	3.900%	04/29/2024	9,991,000	10,631,439
Suntrust Banks Inc.	4.000%	05/01/2025	8,000,000	8,674,366
US Bancorp	3.100%	04/27/2026	7,000,000	7,288,019
US Bancorp	3.600%	09/11/2024	6,000,000	6,379,295
Wells Fargo & Co.	4.100%	06/03/2026	5,500,000	5,931,244
Wells Fargo & Co.	4.300%	07/22/2027	5,600,000	6,136,976
23.0% – Total For Corporate Bonds: Bank and Finance				$183,451,075
CVS Health Corp.	3.875%	07/20/2025	11,000,000	11,716,162
Eaton Corp.	2.750%	11/02/2022	6,166,000	6,291,805
General Electric Capital Corp. (3 month LIBOR + 1.000%)*	2.894%	03/15/2023	2,180,000	2,187,796
General Electric Capital Corp. (3 month LIBOR + 1.000%)*	3.000%	04/15/2023	7,275,000	7,276,313
Goodrich Corp.	4.875%	03/01/2020	1,025,000	1,029,489
Johnson Controls International PLC	3.900%	02/14/2026	6,430,000	6,806,671
Johnson Controls International PLC	5.000%	03/30/2020	1,595,000	1,605,230
Kroger Co. Senior	3.500%	02/01/2026	10,000,000	10,544,492
Kroger Co. Senior	4.000%	02/01/2024	595,000	634,256
McDonald’s Corp.	2.625%	01/15/2022	4,500,000	4,564,797
McDonald’s Corp.	3.625%	05/20/2021	670,000	686,962
McDonald’s Corp.	3.700%	01/30/2026	4,269,000	4,606,437
Pepsico Inc.	2.850%	02/24/2026	9,090,000	9,442,102
Shell International	3.250%	05/11/2025	6,779,000	7,185,568
Union Pacific Corp.	3.150%	03/01/2024	2,500,000	2,602,725
Union Pacific Corp.	3.500%	06/08/2023	8,365,000	8,769,105
10.8% – Total For Corporate Bonds: Industrial				$85,949,910
Berkshire Hathaway Energy Co.	3.500%	02/01/2025	1,500,000	1,592,581
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	9,574,000	10,170,175
Duke Energy Corp.	2.650%	09/01/2026	5,000,000	5,024,347
Duke Energy Corp.	3.550%	09/15/2021	6,860,000	7,008,801
Enterprise Products	3.750%	02/15/2025	10,500,000	11,190,574
Eversource Energy	3.800%	12/01/2023	4,707,000	4,957,878
Eversource Energy	2.500%	03/15/2021	1,665,000	1,674,767
Eversource Energy	2.750%	03/15/2022	1,500,000	1,522,434
Eversource Energy Senior	2.800%	05/01/2023	3,750,000	3,806,383
Georgia Power Co.	2.000%	03/30/2020	5,660,000	5,658,952
The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2019

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Georgia Power Co.	2.000%	09/08/2020	5,415,000	$5,412,881
Georgia Power Co.	2.200%	09/15/2024	260,000	260,033
Georgia Power Co.	2.850%	05/15/2022	2,200,000	2,239,262
Interstate Power & Light Co.	3.250%	12/01/2024	5,120,000	5,332,305
Interstate Power & Light Co.	3.400%	8/15/2025	1,000,000	1,038,169
Interstate Power & Light Co.	3.650%	09/01/2020	3,211,000	3,228,649
Interstate Power & Light Co.	4.100%	09/26/2028	2,325,000	2,550,726
National Rural Utilities Collateral Trust	2.300%	11/01/2020	2,699,000	2,708,609
National Rural Utilities Collateral Trust	3.400%	11/15/2023	10,000,000	10,527,227
Virginia Electric & Power Co.	2.950%	11/15/2026	2,550,000	2,643,161
Virginia Electric & Power Co.	3.450%	02/15/2024	3,590,000	3,762,700
Virginia Electric & Power Co.	2.950%	01/15/2022	3,170,000	3,225,452
Virginia Electric & Power Co.	2.750%	03/15/2023	1,763,000	1,795,458
Xcel Energy Inc.	3.300%	06/01/2025	11,000,000	11,487,978
13.6% – Total For Corporate Bonds: Utilities				$108,819,502
47.4% Total Corporate Bonds				$378,220,487
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	264,278
0.0% – Total For Certificates of Deposit				$264,278
United States Government Treasury Obligations
Treasury Bond	2.500%	02/15/2045	20,500,000	20,966,055
Treasury Inflation Protected Security	1.000%	02/15/2046	4,344,080	4,777,037
Treasury Inflation Protected Security	1.375%	02/15/2044	5,520,650	6,510,121
Treasury Note	1.500%	05/31/2020	22,005,000	21,992,860
Treasury Note	2.125%	11/30/2023	21,000,000	21,374,063
Treasury Note	2.250%	04/30/2021	3,000,000	3,025,313
Treasury Note	2.500%	05/15/2046	23,500,000	24,051,699
Treasury Note	2.750%	02/15/2028	11,000,000	11,727,461
Treasury Note	2.750%	11/15/2042	8,425,000	9,010,143
Treasury Note	2.750%	08/15/2047	35,500,000	38,166,660
Treasury Note	3.125%	11/15/2028	15,500,000	17,054,238
22.4% – Total For United States Government Treasury Obligations				$178,655,650
United States Government Agency Obligations
FHLB Debenture	2.875%	09/13/2024	14,250,000	14,995,698
FHLB Debenture	3.250%	11/16/2028	6,000,000	6,561,665
2.7% – Total For United States Government Agency Obligations				$21,557,363
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.238%	04/01/2042	980,902	1,005,041
FHLMC Pool 780439 (1 year US T-Note Yield Curve + 2.223%)*	4.723%	04/01/2033	26,012	27,302
FHLMC Pool A89335	5.000%	10/01/2039	137,739	151,998
FHLMC Pool C01005	8.000%	06/01/2030	1,004	1,170
FHLMC Pool G06616	4.500%	12/01/2035	422,511	458,864
FHLMC Pool G08068	5.500%	07/01/2035	940,222	1,058,516
FHLMC Pool G13596	4.000%	07/01/2024	603,249	629,319
FHLMC Pool G18642	3.500%	04/01/2032	5,316,945	5,533,048
FHLMC Pool G18667	3.500%	11/01/2032	2,368,890	2,456,995
FHLMC Pool G31087	4.000%	07/01/2038	4,186,625	4,431,345
FHLMC Pool SB0017	3.500%	11/01/2028	6,118,472	6,349,324
FHLMC Series 2877 Class AL	5.000%	10/15/2024	164,461	171,332
FHLMC Series 2985 Class GE	5.500%	06/15/2025	104,449	110,390
FHLMC Series 3109 Class ZN	5.500%	02/15/2036	1,268,728	1,402,036
FHLMC Series 3592 Class BZ	5.000%	10/15/2039	1,011,661	1,104,710
The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2019

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FHLMC Series 3946 Class LN	3.500%	04/15/2041	321,390	$330,279
FHLMC Series 4017 Class MA	3.000%	03/15/2041	640,276	655,223
FHLMC Series 4105 Class PJ	3.500%	06/15/2041	986,039	1,018,632
FHLMC Series 4180 Class ME	2.500%	10/15/2042	1,892,993	1,930,424
FHLMC Series 4287 Class AB	2.000%	12/15/2026	1,108,310	1,104,418
FHLMC Series 4517 Class PC	2.500%	05/15/2044	2,494,442	2,523,279
FHLMC Series 4567 Class LA	3.000%	08/15/2045	376,738	384,953
FHLMC Series 4582 Class PA	3.000%	11/15/2045	2,661,288	2,736,564
FHLMC Series 4646 Class D	3.500%	01/15/2042	779,518	806,875
FHLMC Series 4689 Class DA	3.000%	07/15/2044	1,390,323	1,422,790
FHLMC Series 4709 Class EA	3.000%	01/15/2046	1,193,283	1,224,180
FHLMC Series 4768 Class GA	3.500%	09/15/2045	8,666,678	8,965,573
FHLMC Series 4831 Class BA	3.500%	10/15/2044	3,322,437	3,406,392
FHLMC Series 4906 Class DE	2.500%	09/25/2049	7,207,894	7,244,637
FNMA Pool 109733	3.530%	09/01/2028	7,275,000	7,828,667
FNMA Pool 725027	5.000%	11/01/2033	301,345	332,168
FNMA Pool 725704	6.000%	08/01/2034	118,834	136,197
FNMA Pool 888223	5.500%	01/01/2036	422,126	475,146
FNMA Pool 995112	5.500%	07/01/2036	287,319	323,342
FNMA Pool AA4392	4.000%	04/01/2039	940,104	1,007,543
FNMA Pool AL9309	3.500%	10/01/2031	1,283,479	1,334,794
FNMA Pool AL9623	4.000%	12/01/2036	3,409,007	3,639,506
FNMA Pool AN8842	3.320%	04/01/2028	6,000,000	6,333,720
FNMA Pool AN9848	3.740%	07/01/2028	6,438,000	6,789,028
FNMA Pool AS6548	2.500%	01/01/2031	5,438,139	5,529,075
FNMA Pool BL0359	3.700%	11/01/2028	11,118,126	12,085,485
FNMA Pool BL0752	3.650%	01/01/2029	5,000,000	5,400,672
FNMA Pool BL2935	3.150%	06/01/2029	5,000,000	5,273,201
FNMA Pool BL5003	4.000%	03/01/2047	2,688,809	2,924,191
FNMA Pool BM1971	3.500%	12/01/2035	3,470,792	3,635,492
FNMA Pool MA0384	5.000%	04/01/2030	814,873	876,801
FNMA Pool MA2773	3.000%	10/01/2036	9,556,736	9,811,157
FNMA Pool MA3186	4.000%	11/01/2037	4,064,168	4,282,721
FNMA Pool MA3337	4.000%	04/01/2038	6,280,988	6,616,837
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	330,473	342,714
FNMA Series 2013-21 Class VA	3.000%	07/25/2028	2,517,745	2,559,763
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	1,123,114	1,119,430
FNMA Series 2013-75 Class EG	3.000%	02/25/2043	506,196	520,452
FNMA Series 2014-04 Class PC	3.000%	02/25/2044	2,379,153	2,435,460
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	279,368	289,418
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	3,070,795	3,092,722
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	938,662	953,551
FNMA Series 2016-40 Class PA	3.000%	07/25/2045	267,949	275,234
FNMA Series 2016-49 Class PA	3.000%	09/25/2045	1,953,229	2,007,107
FNMA Series 2016-64 Class PG	3.000%	05/25/2045	3,826,470	3,931,294
FNMA Series 2016-79 Class L	2.500%	10/25/2044	1,298,513	1,309,105
FNMA Series 2017-30 Class G	3.000%	07/25/2040	2,823,318	2,867,149
FNMA Series 2018-22 Class D	3.250%	11/25/2042	2,852,557	2,904,881
FNMA Series 2018-25 Class P	3.500%	03/25/2046	5,128,979	5,328,882
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	7,119,658	7,447,174
GNMA II Pool 2658	6.500%	10/20/2028	13,798	15,560
GNMA II Pool 2945	7.500%	07/20/2030	2,319	2,642
GNMA II Pool 4187	5.500%	07/20/2038	10,917	11,646
GNMA II Pool 4847	4.000%	11/20/2025	187,691	195,219
GNMA Pool 780400	7.000%	12/15/2025	1,651	1,819
GNMA Pool 780420	7.500%	08/15/2026	926	1,028
The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2019

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
GNMA Series 2009-124 Class L	4.000%	11/20/2038	20,438	$20,477
22.7% – Total For Government Agency Obligations – Mortgage Backed Securities				$180,914,079
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	1,085,000	1,102,821
Kansas Development Finance Authority Revenue	3.941%	04/15/2026	8,000,000	8,687,760
Hamilton County Ohio	3.374%	06/01/2034	5,000,000	5,018,800
Kentucky Property and Buildings Commission Revenue	6.164%	08/01/2023	1,000,000	1,083,260
University of Cincinnati Ohio General Receipts Revenue	5.616%	06/01/2025	930,000	961,927
University of Cincinnati Ohio General Receipts Revenue	2.162%	06/01/2025	2,185,000	2,176,085
University of Washington Revenue	5.400%	06/01/2036	3,000,000	3,890,370
2.9% – Total For Taxable Municipal Bonds				$22,921,023
Total Fixed Income Securities – Bonds 98.1%				$782,532,880
(Identified Cost $748,398,494)
Preferred Stocks
Allstate Corp.	5.100%	01/15/2053	264,996	7,062,143
Total Preferred Stocks 0.9%				$7,062,143
(Identified Cost $6,491,218)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			2,954,848	2,954,848
Total Cash Equivalents 0.4%				$2,954,848
(Identified Cost $2,954,848)
Total Portfolio Value 99.4%				$792,549,871
(Identified Cost $757,844,560)
Other Assets in Excess of Liabilities 0.6%				$4,943,161
Total Net Assets 100%				$797,493,032

*
Variable Rate Security; the rate shown is as of December 31, 2019.

**
Variable Rate Security; as of December 31, 2019, the 7 day annualized yield was 1.47%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Banks
FHLMC – Federal Home Loan Mortgage Corp.
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2019

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Akron Ohio GO Limited	4.000%	12/01/2025	650,000	$744,816
Abilene Texas GO Limited	5.000%	02/15/2029	730,000	933,378
Akron Ohio GO Limited	4.000%	12/01/2026	395,000	457,130
Akron Ohio GO Limited	5.000%	12/01/2024	400,000	470,356
Austin Texas GO Limited	5.000%	09/01/2029	1,000,000	1,219,050
Brecksville Ohio GO Limited	2.750%	06/04/2020	1,030,000	1,036,262
Cincinnati Ohio GO Unlimited	4.000%	12/01/2030	685,000	791,798
Cincinnati Ohio GO Unlimited	4.000%	12/01/2032	1,000,000	1,145,070
Cincinnati Ohio GO Unlimited	5.250%	12/01/2029	200,000	239,454
Columbus Ohio GO Unlimited	4.000%	04/01/2031	1,000,000	1,147,590
Dublin Ohio GO Limited	4.000%	12/01/2028	500,000	566,680
Fairborn Ohio GO Unlimited	2.500%	03/19/2020	1,105,000	1,108,094
Fairborn Ohio GO Unlimited	2.000%	09/03/2020	942,000	946,126
Gahanna Ohio GO Limited	4.000%	12/01/2021	420,000	443,297
Gahanna Ohio GO Limited	3.000%	08/06/2020	745,000	752,025
Haltom City Texas GO Limited	4.000%	08/01/2025	675,000	765,018
Hurst Texas GO Limited	4.000%	08/15/2031	335,000	374,396
Lakewood Ohio GO Limited	4.000%	12/01/2028	840,000	972,913
Lakewood Ohio GO Limited	4.000%	12/01/2029	300,000	344,886
Marysville Ohio GO Limited	3.000%	03/26/2020	910,000	913,640
Mayfield Heights Ohio GO Limited Bond Anticipation (State Standby Note Purchase Program)	3.000%	04/02/2020	1,025,000	1,029,367
Medina Ohio GO Limited	2.000%	12/01/2020	55,000	55,468
Newport Kentucky GO Unlimited	3.000%	05/01/2023	205,000	215,277
Reynoldsburg Ohio GO Limited	4.000%	12/01/2030	1,000,000	1,169,260
Reynoldsburg Ohio GO Limited	4.000%	12/01/2031	595,000	691,087
Sharonville Ohio GO Bond Anticipation Limited	3.000%	06/25/2020	1,150,000	1,159,108
Strongsville Ohio GO Limited	4.000%	12/01/2030	350,000	388,637
Sycamore Township Ohio GO Limited	3.000%	05/06/2020	1,200,000	1,206,720
Tiffin Ohio GO Unlimited	3.000%	12/01/2020	225,000	228,739
Tiffin Ohio GO Unlimited	2.500%	06/19/2020	1,035,000	1,040,289
Tipp City Ohio GO Limited Bond Anticipation	3.000%	02/12/2020	585,000	586,111
Violet Township Ohio GO Limited Bond Anticipation Notes	3.000%	01/09/2020	1,250,000	1,250,425
10.8% – Total For General Obligation – City				$24,392,467
Ashtabula County Ohio GO Limited	4.000%	12/01/2027	500,000	529,430
Butler County Ohio GO Limited	5.000%	12/01/2024	160,000	189,230
Butler County Ohio GO Limited	5.250%	12/01/2026	1,000,000	1,203,040
Clark County Ohio GO Limited	5.000%	12/01/2026	340,000	421,172
Clark County Ohio GO Limited	5.000%	12/01/2028	325,000	417,531
Hamilton County Ohio GO Limited	5.000%	12/01/2028	500,000	629,465
Knox County Ohio GO Limited	4.000%	12/01/2025	460,000	525,697
Lake County Ohio GO Bond Anticipation	3.000%	04/02/2020	550,000	552,360
Lake County Ohio GO Limited Bond Anticipation	3.000%	01/16/2020	1,000,000	1,000,710
Licking County Ohio GO Limited	3.000%	12/01/2024	555,000	589,504
Lorain County Ohio GO Limited	4.000%	12/01/2025	795,000	873,443
Lorain County Ohio GO Unlimited	4.000%	12/01/2030	450,000	495,873
Lucas County Ohio GO Limited	4.000%	10/01/2028	1,000,000	1,133,390
Lucas County Ohio GO Limited	4.000%	10/01/2029	605,000	681,387
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2019

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Ottawa County Ohio GO Limited	4.000%	12/01/2021	295,000	$310,614
Portage County Ohio GO Limited	3.000%	12/01/2021	270,000	270,394
Rowan County Kentucky GO Unlimited (AGM Insured)	4.000%	06/01/2024	390,000	430,587
Summit County Ohio GO Limited	4.000%	12/01/2023	300,000	331,911
Summit County Ohio GO Limited	4.000%	12/01/2031	500,000	553,905
4.9% – Total For General Obligation – County				$11,139,643
Ohio GO Limited	3.000%	09/01/2026	1,385,000	1,478,875
Ohio GO Limited	4.000%	03/01/2026	1,060,000	1,178,497
Ohio GO Unlimited	3.000%	03/01/2027	555,000	583,155
Ohio GO Unlimited	4.000%	03/01/2030	1,225,000	1,488,828
Ohio GO Unlimited	5.000%	09/01/2022	400,000	440,888
Ohio GO Unlimited	5.000%	06/15/2030	1,335,000	1,767,700
Ohio GO Unlimited	5.000%	12/15/2023	500,000	575,205
Ohio GO Unlimited	5.000%	06/15/2034	1,000,000	1,274,210
Ohio GO Unlimited	5.000%	06/15/2035	1,000,000	1,269,500
Ohio GO Unlimited	5.000%	06/15/2024	410,000	478,851
Ohio GO Unlimited Common Schools – Series C	4.250%	09/15/2022	955,000	1,035,019
Ohio Infrastructure Improvement GO Unlimited	5.000%	08/01/2022	500,000	549,535
Pennsylvania GO Unlimited	4.000%	01/01/2030	645,000	729,153
5.7% – Total For General Obligation – State				$12,849,416
Arizona Board of Regents Revenue Arizona State University	5.000%	08/01/2028	815,000	947,649
Arizona Board of Regents Revenue University of Arizona	5.000%	06/01/2029	125,000	143,949
Bowling Green State University Ohio Revenue	5.000%	06/01/2024	405,000	467,532
Bowling Green State University Ohio Revenue	5.000%	06/01/2031	500,000	603,495
Bowling Green State University Ohio Revenue	5.000%	06/01/2032	500,000	601,895
Colorado Board of Governors University Enterprise System Revenue	5.000%	03/01/2027	225,000	278,712
Colorado Higher Education Lease Financing Program Certificate of Participation	5.000%	11/01/2025	290,000	349,966
Cuyahoga County Ohio Community College GO Unlimited	4.000%	12/01/2033	1,275,000	1,428,612
Cuyahoga County Ohio Community College GO Unlimited	5.000%	12/01/2027	400,000	487,320
Denison University Ohio Revenue	5.000%	11/01/2030	400,000	516,832
Denison University Ohio Revenue	5.000%	11/01/2033	325,000	415,327
Kent State University Ohio General Receipt Revenue	4.000%	05/01/2022	255,000	271,389
Kent State University Ohio Revenue	5.000%	05/01/2031	1,000,000	1,330,260
Lorain County Ohio Community College District General Receipts Revenue Bond	3.000%	06/01/2020	190,000	191,429
Lorain County Ohio Community College District General Receipts Revenue Bond	4.000%	12/01/2025	600,000	685,692
Miami University Ohio General Receipts Revenue	4.000%	09/01/2022	450,000	471,254
Miami University Ohio General Receipts Revenue	4.000%	09/01/2023	1,040,000	1,088,079
Miami University Ohio General Receipts Revenue	5.000%	09/01/2020	400,000	410,216
Miami University Ohio General Receipts Revenue	5.000%	09/01/2020	100,000	102,554
Miami University Ohio Revenue	4.000%	09/01/2027	300,000	319,587
Miami Valley Ohio Career Tech Center GO Unlimited	4.000%	12/01/2024	1,000,000	1,132,530
Morehead State University Kentucky General Receipts Revenue	3.000%	11/01/2025	300,000	322,695
Northern Kentucky University General Receipts Revenue	3.000%	09/01/2021	210,000	216,302
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2019

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Nothern Kentucky Univeristy General Receipts Revenue	4.000%	09/01/2026	715,000	$820,069
Ohio Higher Education Facilities Revenue – University of Dayton	4.000%	12/01/2033	620,000	701,251
Ohio Higher Education Facilities Revenue – Xavier University	4.500%	05/01/2036	1,000,000	1,102,850
Ohio State University General Receipts Revenue	4.000%	06/01/2030	200,000	226,096
Ohio University General Receipts Revenue Bond	5.000%	12/01/2022	110,000	121,849
Penn State University Revenue	1.580%	06/01/2031	1,150,000	1,151,265
South Dakota Board of Regents Housing and Auxiliary Facilities System Revenue	5.000%	04/01/2026	315,000	379,414
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2024	610,000	697,334
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2028	410,000	476,998
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	650,000	735,715
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	435,000	521,717
University of Akron Ohio General Receipts Revenue (AGM Insured)	5.000%	01/01/2022	215,000	215,000
University of Akron Ohio Revenue	4.000%	01/01/2027	2,050,000	2,370,866
University of Akron Ohio General Receipts Revenue*	5.000%	01/01/2022	135,000	135,000
University of Akron Ohio Revenue	5.000%	01/01/2027	350,000	423,759
University of Cincinnati General Receipts Revenue	4.000%	06/01/2036	250,000	268,462
University of Cincinnati General Receipts Revenue*	5.000%	06/01/2026	330,000	353,945
University of Cincinnati General Receipts Revenue	5.000%	06/01/2026	140,000	149,740
University of Cincinnati General Receipts Revenue	5.000%	06/01/2036	1,250,000	1,576,350
University of Cincinnati General Receipts Revenue	5.000%	06/01/2020	300,000	304,770
University of Toledo Revenue	5.000%	06/01/2021	300,000	315,684
University of Toledo Revenue	5.000%	06/01/2026	885,000	987,200
University of Toledo Revenue	5.000%	06/01/2027	1,590,000	1,972,459
University of Toledo Revenue	5.000%	06/01/2031	500,000	661,785
13.1% – Total For Higher Education				$29,452,854
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center	5.000%	10/15/2024	100,000	106,754
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center	6.000%	07/01/2027	250,000	326,430
Butler County Ohio Cincinnati Childrens Hospital Medical Center Revenue	5.000%	05/15/2030	1,005,000	1,315,625
Franklin County Ohio Hospital Revenue Nationwide Childrens	4.000%	11/01/2036	800,000	889,048
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2032	500,000	614,530
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2048	1,600,000	2,313,440
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	5.250%	06/01/2025	1,000,000	1,090,160
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital Obligated Group	5.250%	06/01/2027	1,000,000	1,087,670
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2027	100,000	115,340
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2028	1,715,000	1,972,747
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	11/15/2049	2,300,000	3,331,067
Ohio Hospital Facilities Revenue – Cleveland Clinic	5.000%	01/01/2020	170,000	170,000
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2019

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue	5.000%	02/01/2025	450,000	$524,214
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue	5.000%	02/01/2029	250,000	288,613
6.3% – Total For Hospital/Health Bonds				$14,145,638
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2026	705,000	871,740
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2027	500,000	631,155
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2022	500,000	553,255
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2028	450,000	568,719
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2029	375,000	480,090
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2030	600,000	762,924
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2032	505,000	637,608
Hancock County Indiana	4.000%	02/15/2022	765,000	807,786
Hancock County Indiana	4.000%	02/15/2023	795,000	859,705
Ohio Capital Facilities Lease Appropriation Revenue	5.000%	04/01/2020	520,000	524,950
Ohio Capital Facilities Lease Appropriation Revenue	5.000%	04/01/2022	425,000	461,027
Ohio Capital Facilities Lease Appropriation Revenue*	4.000%	04/01/2026	150,000	155,454
Ohio Capital Facilities Lease Appropriation Revenue*	5.000%	04/01/2024	275,000	288,390
Ohio Cultural and Sports Facilities Project Revenue	5.000%	10/01/2020	505,000	636,138
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2020	1,000,000	1,035,440
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	02/01/2023	300,000	334,593
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2035	1,160,000	1,441,323
4.9% – Total For Revenue Bonds – Facility				$11,050,297
Anderson Indiana Sewage Works Revenue (AGM Insured)	4.000%	11/01/2026	300,000	347,820
Cape Coral Florida Water & Sewer Revenue	5.000%	10/01/2024	535,000	626,913
Cincinnati Ohio Water System Revenue	4.000%	12/01/2030	1,000,000	1,151,450
Evansville Indiana Waterworks District Revenue (BAM Insured)	4.000%	01/01/2029	400,000	456,452
Evansville Indiana Waterworks District Revenue (BAM Insured)	5.000%	01/01/2022	300,000	322,461
Hamilton Ohio Wastewater System Revenue (BAM Insured)	5.000%	10/01/2027	930,000	1,163,765
Lafayette Indiana Sewage Works Revenue	5.000%	07/01/2022	150,000	163,805
Lima Ohio Sanitary Sewer Revenue	5.000%	12/01/2024	200,000	220,636
Lima Ohio Sewer Revenue	3.000%	12/01/2023	575,000	594,717
Northern Kentucky Water District Revenue	5.000%	02/01/2023	1,000,000	1,115,950
Owensboro Kentucky Water Revenue (BAM Insured)	5.000%	09/15/2025	485,000	581,321
Springboro Ohio Sewer System Revenue	4.000%	06/01/2022	245,000	260,881
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation	4.000%	12/01/2031	400,000	444,100
Toledo Ohio Water System Revenue	5.000%	11/15/2025	255,000	302,065
Toledo Ohio Waterworks Revenue	4.000%	11/15/2022	365,000	393,583
Toledo Ohio Waterworks Revenue	5.000%	11/15/2026	500,000	612,495
3.9% – Total For Revenue Bonds – Water & Sewer				$8,758,414
Akron Ohio Certificate of Participation	5.000%	12/01/2025	500,000	596,495
Akron Ohio Income Tax Revenue	4.000%	12/01/2031	870,000	1,006,581
Akron Ohio Income Tax Revenue	5.000%	12/01/2023	1,100,000	1,257,091
Akron Ohio Income Tax Revenue Community Learning Centers	5.000%	12/01/2028	380,000	413,341
Akron Ohio Income Tax Revenue	5.000%	12/01/2027	510,000	640,315
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2019

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	4.750%	11/01/2030	500,000	$585,735
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	5.000%	11/01/2032	525,000	621,464
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project	3.500%	11/01/2024	110,000	114,133
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue	5.000%	06/01/2030	655,000	764,680
Linn County Iowa Certificates of Participation	2.000%	06/01/2023	455,000	466,307
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.)	2.150%	11/01/2035	800,000	804,400
Mason Ohio Certificate of Participation	5.000%	12/01/2023	750,000	775,253
Mobile Alabama Industrial Development Board Pollution Control Revenue*	2.924%	07/15/2034	1,025,000	1,072,970
Monroe County Georgia Development Authority Pollution Control Revenue*	2.050%	07/01/2049	1,085,000	1,093,322
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2022	250,000	273,493
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	574,575
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	574,365
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2026	500,000	611,655
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2028	570,000	692,316
Ohio Mental Health Capital Facilities Revenue	5.000%	02/01/2025	1,000,000	1,182,900
Ohio Special Obligation Revenue	5.000%	12/01/2029	510,000	622,404
Ohio Special Obligation Revenue	5.000%	04/01/2023	1,010,000	1,132,483
Ohio Special Obligation Revenue	5.000%	04/01/2029	665,000	781,275
Riversouth Ohio Authority Revenue	4.000%	12/01/2031	700,000	773,059
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2027	220,000	244,871
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2028	435,000	482,641
8.1% – Total For Other Revenue Bonds				$18,158,124
Aldine Texas ISD GO Unlimited	4.000%	02/15/2030	780,000	868,280
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2029	675,000	747,968
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2030	650,000	718,842
Athens Ohio CSD GO Unlimited	4.000%	12/01/2033	750,000	865,980
Beachwood Ohio CSD Certificates of Participation	3.000%	12/01/2024	435,000	461,874
Bellbrook-Sugarcreek Ohio LSD GO Unlimited	4.000%	12/01/2031	325,000	363,714
Bellfontaine Ohio SCD GO Unlimited (National RE Insured)	5.500%	12/01/2026	615,000	745,245
Berea Ohio CSD GO Unlimited	4.000%	12/01/2031	500,000	562,105
Bexley Ohio CSD GO Unlimited	3.000%	12/01/2021	500,000	533,545
Big Walnut Ohio LSD GO Unlimited	4.000%	12/01/2033	500,000	575,435
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2030	290,000	340,193
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2031	150,000	174,705
Bloom-Carroll Ohio LSD GO Unlimited (SDCP)	4.000%	11/01/2029	325,000	386,016
Blue Mountain School District Pennsylvania GO Limited	4.000%	08/01/2024	500,000	555,475
Breckinridge County Kentucky SD Finance Corp.	5.000%	04/01/2025	265,000	311,767
Brownsville Indianna CSC Revenue	5.000%	01/15/2027	535,000	658,087
Chagrin Falls Ohio Exempted Village SD GO	4.000%	12/01/2022	100,000	108,190
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2019

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Chillicothe Ohio CSD Special Obligation Revenue	4.000%	12/01/2023	130,000	$139,840
Chillicothe Ohio SD GO Unlimited (AGM Insured)	4.000%	12/01/2029	400,000	443,240
China Spring ISD Texas GO Unlimited	4.000%	08/15/2027	890,000	1,006,065
Clark County Kentucky SD Finance Corp. Revenue Bond	3.000%	08/01/2022	115,000	119,547
Cleveland Heights and University Heights Ohio CSD GO Unlimited	4.000%	12/01/2032	1,000,000	1,134,110
Colorado Building Excellent Schools Today Certificates of Participation	4.000%	03/15/2030	1,000,000	1,161,390
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2029	400,000	455,748
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2022	655,000	708,645
Dayton Ohio SCD GO Unlimited (SDCP)	5.000%	11/01/2025	1,000,000	1,199,940
Denver Colorado City & County SD #1 Certificates of Participation	5.000%	12/01/2021	500,000	522,310
Dexter Michigan CSD GO Unlimited	4.000%	05/01/2031	670,000	765,837
Dublin Ohio CSD GO Unlimited	4.000%	12/01/2034	500,000	578,015
Dublin Ohio CSD GO Unlimited	5.000%	12/01/2026	500,000	562,895
Elyria Ohio SCD GO Unlimited (SDCP)	4.000%	12/01/2030	1,000,000	1,127,080
Fairfield Ohio CSD GO Unlimited	5.000%	12/01/2020	420,000	434,885
Franklin Indiana Community Multi-School Building Corp.	5.000%	01/15/2023	200,000	221,984
Granville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2026	510,000	616,126
Green County Ohio Vocational SD GO Umlimited	4.000%	12/01/2035	1,000,000	1,148,130
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured)	4.000%	01/01/2021	110,000	113,080
Hamilton Ohio CSD GO Unlimited	4.000%	12/01/2025	500,000	573,850
Hardin County Kentucky SD Finance Corp. Revenue	2.500%	06/01/2021	100,000	101,587
Hardin County Kentucky SD Finance Corp. Revenue	5.000%	05/01/2024	500,000	572,430
Hillsborough County Florida School Board Certificates of Participation	5.000%	07/01/2025	200,000	239,074
Houston Texas ISD GO Limited	5.000%	02/15/2030	440,000	528,766
Huber Heights Ohio CSD GO Unlimited	4.000%	12/01/2025	775,000	873,898
Hudson Ohio CSD GO Unlimited	4.000%	12/01/2033	800,000	890,776
Huntington County Indiana Countryside School Building Corp. Revenue	4.000%	01/15/2028	1,000,000	1,160,360
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured)	4.000%	06/01/2031	270,000	296,212
Jefferson County Kentucky SD Finance Corp.	3.500%	04/01/2021	340,000	341,897
Jefferson County Kentucky SD Finance Corp.	5.000%	10/01/2026	530,000	647,183
Johnstown-Monroe Ohio LSD GO Unlimited	4.000%	12/01/2029	800,000	908,512
Kenton County Kentucky SD Finance Corp. Revenue	4.000%	02/01/2028	400,000	449,068
Kettering Ohio CSD GO Unlimited	4.000%	12/01/2020	240,000	246,336
Kettering Ohio CSD GO Unlimited	4.000%	12/01/2030	400,000	448,644
Kettering Ohio CSD GO Unlimited	5.250%	12/01/2031	500,000	635,255
Lake Ohio LSD of Stark County GO Unlimited	4.000%	12/01/2023	400,000	432,064
Lakota Ohio LSD GO	5.250%	12/01/2025	205,000	251,207
Lakota Ohio LSD GO	4.000%	01/15/2026	400,000	458,312
Lakota Ohio LSD GO Unlimited*	4.000%	12/01/2027	275,000	300,449
Lakota Ohio LSD GO Unlimited	5.000%	12/01/2021	350,000	376,019
Lancaster Ohio CSD GO Limited (SDCP)	4.000%	10/01/2027	1,000,000	1,114,370
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2019

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2025	715,000	$856,205
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2027	500,000	621,555
Logan Hocking Ohio LSD Certificates of Participation	4.000%	12/01/2032	420,000	461,992
Louisville Ohio CSD GO Unlimited (SDCP)	3.000%	12/01/2020	370,000	375,979
Marysville Michigan PSD GO Unlimited	5.000%	05/01/2021	250,000	262,370
Marysville Ohio Exempted Village SD GO Unlimited	4.000%	12/01/2023	165,000	178,190
Marysville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2022	715,000	792,241
Marysville Ohio Exempted Village SD GO Unlimited (SDCP)	5.000%	12/01/2025	500,000	566,895
Mayfield Ohio CSD Certificates of Participation	4.000%	09/01/2032	280,000	312,976
Menifee County Kentucky SD Financial Corp. Revenue	3.000%	08/01/2022	615,000	647,577
Merrillville Indiana Multi School Building Corp.	5.000%	07/15/2026	1,000,000	1,222,520
Middletown Ohio CSD GO Umlimited (SDCP)	4.000%	12/01/2027	585,000	665,829
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured)	5.500%	12/01/2030	1,260,000	1,636,438
Munster Indiana School Building Corp. Revenue (State Intercept)	4.000%	01/15/2029	400,000	452,504
Murray Kentucky ISD Finance Corporation Revenue	5.000%	03/01/2025	810,000	950,098
Newark Ohio CSD GO Unlimited (School District Credit Program)	4.000%	12/01/2026	235,000	262,857
North Olmsted Ohio CSD GO Unlimited	4.000%	12/01/2029	500,000	584,930
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited*	5.000%	12/01/2028	100,000	114,847
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited*	5.000%	12/01/2029	150,000	172,271
Olentangy Ohio LSD GO Unlimited	4.000%	12/01/2026	1,000,000	1,079,330
Orange County Florida School Board Certificates of Participation	5.000%	08/01/2032	500,000	585,635
Princeton Ohio CSD Certificates of Participation	3.500%	12/01/2026	275,000	284,859
Princeton Ohio CSD GO Unliimited (National RE Insured)	5.250%	12/01/2030	1,000,000	1,288,180
Sarah Scott Indiana Middle School Building Corp. Revenue	5.000%	07/10/2022	640,000	699,814
Shelby Ohio CSD	4.000%	11/01/2021	320,000	336,086
Shelby Ohio CSD	4.000%	11/01/2022	675,000	722,284
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2026	930,000	1,086,221
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2027	965,000	1,140,003
South-Western City Ohio SD GO Unlimited*	4.000%	12/01/2025	1,000,000	1,068,810
Switzerland Ohio LSD GO Unlimited (SDCEP Insured)*	4.000%	12/01/2026	415,000	454,305
Talawanda Ohio CSD	5.000%	12/01/2027	775,000	973,687
Teays Valley Ohio LSD	4.000%	12/01/2032	580,000	643,423
Toledo Ohio CSD GO Unlimited	5.000%	12/01/2029	660,000	784,172
Tri Valley Ohio LSD GO	4.000%	12/01/2026	710,000	809,705
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2028	410,000	470,532
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2029	500,000	571,305
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2030	350,000	398,107
Upper Arlington Ohio CSD GO Unlimited	4.000%	12/01/2030	1,380,000	1,596,260
Vandalia Butler Ohio CSD GO Unlimited	3.000%	12/01/2024	500,000	540,015
Vermillion Ohio LSD Certificates of Participation	5.000%	12/01/2023	230,000	237,659
Wadsworth Ohio CSD GO Unlimited	3.500%	12/01/2022	215,000	221,648
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2019

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2027	840,000	$937,591
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2033	1,075,000	1,172,502
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation	4.000%	04/01/2030	395,000	434,737
Western Reserve Ohio LSD GO (SDCEP Insured)	4.000%	12/01/2022	240,000	242,705
Westerville Ohio SCD Certificate of Participation	5.000%	12/01/2032	555,000	680,469
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured)	4.000%	03/01/2030	810,000	889,129
Wyoming Ohio CSD GO Unlimited	5.000%	12/01/2023	200,000	228,644
28.9% – Total For School District				$64,998,648
Kentucky Asset and Liability Commission Revenue	5.250%	09/01/2023	965,000	1,101,943
Kentucky Association of Counties Finance Corp. Revenue	4.000%	02/01/2029	575,000	657,783
Kentucky Association of Counties Finance Corp. Revenue*	4.250%	02/01/2023	180,000	183,119
Kentucky Certificates of Participation	4.000%	04/15/2031	500,000	568,695
Kentucky Interlocal School Transportation Assoc. Certificate of Participation	3.000%	03/01/2024	560,000	585,060
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2023	350,000	395,493
Kentucky Property and Buildings Commission Revenue	5.000%	11/01/2026	1,000,000	1,206,710
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2029	600,000	698,946
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2026	635,000	769,055
Kentucky Property and Buildings Commission Revenue	5.000%	04/01/2026	525,000	626,152
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2030	600,000	697,446
Ohio Certificate of Participation	5.000%	09/01/2027	1,520,000	1,911,400
Ohio Department of Administration Certificate of Participation	4.000%	09/01/2025	775,000	820,229
Ohio Department of Administration Certificate of Participation	5.000%	03/01/2020	500,000	503,140
Ohio Department of Administration Building Funding Series B	5.000%	10/01/2025	660,000	794,383
Ohio Department of Administration Certificate of Participation	5.000%	09/01/2023	1,320,000	1,428,689
Ohio Department of Administration Certificate of Participation	5.000%	03/01/2024	300,000	324,636
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project	4.000%	09/01/2027	145,000	152,875
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project	5.000%	09/01/2020	810,000	830,849
Ohio Water Development Authority Revenue	5.250%	12/01/2034	2,000,000	2,761,240
7.6% – Total For State Agency				$17,017,843
FHLMC Multifamily ML Certificates (Freddie Mac Guaranty Agreement)	3.400%	01/25/2036	1,964,709	2,175,857
FHLMC Series M 053 Class A	2.550%	06/15/2035	4,000,000	4,088,080
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured)	3.550%	05/01/2023	175,000	179,506
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2019

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.875%	05/01/2050	2,000,000	$2,195,420
Ohio Housing Finance Agency Residential Mortgage Revenue	3.700%	03/01/2032	1,180,000	1,262,529
4.4% – Total For Housing				$9,901,392
Total Municipal Income Securities – Bonds 98.5%				$221,864,736
(Identified Cost $214,196,762)
Cash Equivalents			Shares
Dreyfus AMT-Free Tax Cash Management Fund**			1,528,565	1,528,565
Total Cash Equivalents 0.7%				$1,528,565
(Identified Cost $1,528,610)
Total Portfolio Value 99.2%				$223,393,301
(Identified Cost $215,725,372)
Other Assets in Excess of Liabilities 0.8%				$1,733,344
Total Net Assets 100.0%				$225,126,645

*
Pre-refunded / Escrowed-to-Maturity Bonds; as of December 31, 2019, these bonds represented 2.39% of total assets.

**
Variable Rate Security; as of December 31, 2019, the 7 day annualized yield was 1.29%.

AGM – Assured Guaranty Municipal Mortgage Association
AMBAC – American Municipal Bond Assurance Corp.
BAM – Build America Mutual
CSC – Community School Corporation
CSD – City School District
FGIC – Financial Guaranty Insurance Co.
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2019

Statements of Assets and Liabilities
	Equity Income Fund	Opportunity Fund	International Fund
Assets:
Investment Securities at Fair Value*	$400,084,553	$76,457,716	$21,042,595
Dividends and Interest Receivable	715,970	96,136	57,580
Fund Shares Sold Receivable	457,238	10,006	3,011
Total Assets	$401,257,761	$76,563,858	$21,103,186
Liabilities:
Accrued Management Fees	$336,534	$64,476	$17,784
Fund Shares Redeemed Payable	102,578	3,703	3,106
Total Liabilities	$439,112	$68,179	$20,890
Net Assets	$400,818,649	$76,495,679	$21,082,296
Net Assets Consist of:
Paid in Capital	$299,089,532	$65,579,544	$16,859,583
Accumulated Earnings	101,729,117	10,916,135	4,222,713
Net Assets	$400,818,649	$76,495,679	$21,082,296
Shares Outstanding (Unlimited Amount Authorized)	14,063,990	1,800,915	776,955
Offering, Redemption and Net Asset Value Per Share	$28.50	$42.48	$27.13
*Identified Cost of Investment Securities	$303,964,936	$65,541,581	$16,158,810
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2019

Statements of Assets and Liabilities – Continued
	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$792,549,871	$223,393,301
Dividends and Interest Receivable	4,933,654	1,706,737
Receivable for CMO Paydowns	3,875	—
Fund Shares Sold Receivable	691,871	150,000
Total Assets	$798,179,271	$225,250,038
Liabilities:
Accrued Management Fees	$572,011	$123,393
Fund Shares Redeemed Payable	114,228	—
Total Liabilities	$686,239	$123,393
Net Assets	$797,493,032	$225,126,645
Net Assets Consist of:
Paid in Capital	$762,923,494	$217,456,484
Accumulated Earnings	34,569,538	7,670,161
Net Assets	$797,493,032	$225,126,645
Shares Outstanding (Unlimited Amount Authorized)	45,889,785	12,696,645
Offering, Redemption and Net Asset Value Per Share	$17.38	$17.73
*Identified Cost of Investment Securities	$757,844,560	$215,725,372

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2019

Statements of Operations
	Equity Income Fund	Opportunity Fund	International Fund
	Year Ended 12/31/2019	Year Ended 12/31/2019	Year Ended 12/31/2019
Investment Income:
Dividends	$7,299,638	$1,206,347	$688,277
Less: Foreign withholding taxes on dividends	(615)	(2,153)	(88,534)
Total Investment Income	$7,299,023	$1,204,194	$599,743
Expenses:
Management Fee	$3,452,665	$719,338	$198,434
Net Expenses	$3,452,665	$719,338	$198,434
Net Investment Income	$3,846,358	$484,856	$401,309
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$23,858,501	$2,435,480	$(75,148)
Net Change in Unrealized Gain (Loss) On Investments	69,472,603	14,627,523	3,211,975
Net Gain/(Loss) on Investments	$93,331,104	$17,063,003	$3,136,827
Net Change in Net Assets from Operations	$97,177,462	$17,547,859	$3,538,136
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2019

Statements of Operations – Continued
	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2019	Year Ended 12/31/2019
Investment Income:
Interest	$21,177,929	$5,195,055
Dividends	480,548	73,115
Total Investment Income	$21,658,477	$5,268,170
Expenses:
Management Fee	$6,155,184	$1,341,051
Net Expenses	$6,155,184	$1,341,051
Net Investment Income	$15,503,293	$3,927,119
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$1,478,337	$345,185
Net Change in Unrealized Gain (Loss) On Investments	39,384,366	6,747,273
Net Gain/(Loss) on Investments	$40,862,703	$7,092,458
Net Change in Net Assets from Operations	$56,365,996	$11,019,577

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2019

Statements of Changes in Net Assets
	Equity Income Fund		Opportunity Fund		International Fund
	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2019	Year Ended 12/31/2018
Operations:
Net Investment Income	$3,846,358	$3,167,516	$484,856	$522,393	$401,309	$405,767
Net Realized Gain (Loss) from Security Transactions	23,858,501	15,156,254	2,435,480	3,484,502	(75,148)	63,885
Net Change in Unrealized Gain (Loss) On Investments	69,472,603	(26,686,853)	14,627,523	(16,063,026)	3,211,975	(2,417,956)
Net Change in Net Assets from Operations	$97,177,462	$(8,363,083)	$17,547,859	$(12,056,131)	$3,538,136	$(1,948,304)
Distributions to Shareholders (see Note 2)	$(21,915,834)	$(22,064,249)	$(2,934,513)	$(4,012,310)	$(458,991)	$(440,863)
Return of Capital	$—	$—	$(284,319)	$—	$—	$—
Capital Share Transactions:
Proceeds From Sale of Shares	$71,481,089	$64,017,364	$8,985,737	$35,723,621	$2,540,825	$4,384,150
Assets Acquired From: Johnson Growth Fund	—	49,563,951	—	—	—	—
Shares Issued on Reinvestment of Distributions	21,818,537	21,953,515	3,205,490	4,001,832	458,979	440,863
Cost of Shares Redeemed	(41,405,569)	(29,721,105)	(12,202,346)	(20,092,992)	(2,945,657)	(2,165,933)
Net Change in Net Assets from Capital Share Transactions	$51,894,057	$105,813,725	$(11,119)	$19,632,461	$54,147	$2,659,080
Net Change in Net Assets	$127,155,685	$75,386,393	$14,317,908	$3,564,020	$3,133,292	$269,913
Net Assets at Beginning of Year	$273,662,964	$198,276,571	$62,177,771	$58,613,751	$17,949,004	$17,679,091
Net Assets at End of Year	$400,818,649	$273,662,964	$76,495,679	$62,177,771	$21,082,296	$17,949,004
Capital Share Activity(a)
Shares Sold	2,631,731	2,476,881	221,839	831,775	99,367	169,539
Shares acquired from: Johnson Growth Fund (see Note 8)	—	1,988,125	—	—	—	—
Share Reinvested	767,178	984,463	75,637	117,081	16,949	19,118
Shares Redeemed	(1,506,711)	(1,172,198)	(300,400)	(511,741)	(114,074)	(84,358)
Net Increase (Decrease) in Shares Oustanding	1,892,198	4,277,271	(2,924)	437,115	2,242	104,299
Shares Outstanding, beginning of year	12,171,792	7,894,521	1,803,839	1,366,724	774,713	670,414
Shares Outstanding, end of year	14,063,990	12,171,792	1,800,915	1,803,839	776,955	774,713

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2019

Statements of Changes in Net Assets – Continued
	Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2019	Year Ended 12/31/2018
Operations:
Net Investment Income	$15,503,293	$11,127,040	$3,927,119	$2,922,565
Net Realized Gain (Loss) from Security Transactions	1,478,337	(378,946)	345,185	61,291
Net Change in Unrealized Gain (Loss) On Investments	39,384,366	(10,582,903)	6,747,273	(1,061,187)
Net Change in Net Assets from Operations	$56,365,996	$165,191	$11,019,577	$1,922,669
Distributions to Shareholders (see Note 2)	$(16,052,208)	$(11,659,758)	$(4,270,072)	$(3,000,325)
Capital Share Transactions:
Proceeds From Sale of Shares	$177,681,825	$260,346,080	$55,692,462	$75,849,549
Shares Issued on Reinvestment of Distributions	15,757,035	11,436,686	4,188,565	2,939,875
Cost of Shares Redeemed	(59,696,648)	(54,511,438)	(20,476,749)	(22,662,933)
Net Change in Net Assets from Capital Share Transactions	$133,742,212	$217,271,328	$39,404,278	$56,126,491
Net Change in Net Assets	$174,056,000	$205,776,761	$46,153,783	$55,048,835
Net Assets at Beginning of Year	$623,437,032	$417,660,271	$178,972,862	$123,924,027
Net Assets at End of Year	$797,493,032	$623,437,032	$225,126,645	$178,972,862
Capital Share Activity(a)
Shares Sold	10,419,331	15,866,696	3,167,866	4,445,823
Share Reinvested	912,944	698,905	237,220	172,677
Shares Redeemed	(3,479,130)	(3,328,202)	(1,162,024)	(1,332,111)
Net Increase (Decrease) in Shares Oustanding	7,853,145	13,237,399	2,243,062	3,286,389
Shares Outstanding, beginning of year	38,036,640	24,799,241	10,453,583	7,167,194
Shares Outstanding, end of year	45,889,785	38,036,640	12,696,645	10,453,583

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$22.48	$25.12	$21.67	$19.92	$22.93
Operations:
Net Investment Income	0.29	0.28	0.26	0.29	0.38
Net Realized and Unrealized Gains/(Losses) on Securities	7.37	(0.97)	5.15	2.13	(1.87)
Total Operations	$7.66	$(0.69)	$5.41	$2.42	$(1.49)
Distributions:
Net Investment Income	(0.29)	(0.28)	(0.26)	(0.29)	(0.38)
Net Realized Capital Gains	(1.35)	(1.67)	(1.70)	(0.38)	(1.14)
Total Distributions	$(1.64)	$(1.95)	$(1.96)	$(0.67)	$(1.52)
Net Asset Value, end of year	$28.50	$22.48	$25.12	$21.67	$19.92
Total Return(a)	34.07%	(2.68)%	25.03%	12.16%	(6.56)%
Net Assets, end of year (millions)	$400.82	$273.66	$198.28	$150.02	$132.19
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	1.11%	1.23%	1.13%	1.39%	1.62%
Portfolio Turnover Rate	31.91%	30.17%	34.76%	42.36%	39.41%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$34.47	$42.89	$40.54	$35.08	$39.35
Operations:
Net Investment Income	0.28	0.31	0.14	0.20	0.18
Net Realized and Unrealized Gains/(Losses) on Securities	9.58	(6.40)	6.74	6.09	(1.08)
Total Operations	$9.86	$(6.09)	$6.88	$6.29	$(0.90)
Distributions:
Net Investment Income	(0.30)	(0.30)	(0.14)	(0.20)	(0.20)
Return of Capital	(0.16)	—	—	(0.05)	—
Net Realized Capital Gains	(1.39)	(2.03)	(4.39)	(0.58)	(3.17)
Total Distributions	$(1.85)	$(2.33)	$(4.53)	$(0.83)	$(3.37)
Net Asset Value, end of year	$42.48	$34.47	$42.89	$40.54	$35.08
Total Return(a)	28.63%	(14.16)%	16.91%	17.90%	(2.39)%
Net Assets, end of year (millions)	$76.50	$62.18	$58.61	$41.52	$37.77
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.67%	0.69%	0.35%	0.50%	0.40%
Portfolio Turnover Rate	36.19%	61.22%	41.50%	34.62%	35.17%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$23.17	$26.37	$22.20	$22.01	$24.23
Operations:
Net Investment Income	0.53	0.55	0.37	0.43	0.57
Net Realized and Unrealized Gains/(Losses) on Securities	4.03	(3.17)	4.18	0.23	(2.11)
Total Operations	$4.56	$(2.62)	$4.55	$0.66	$(1.54)
Distributions:
Net Investment Income	(0.60)	(0.58)	(0.38)	(0.45)	(0.68)
Net Realized Capital Gains	—	—	—	(0.02)	—
Total Distributions	$(0.60)	$(0.58)	$(0.38)	$(0.47)	$(0.68)
Net Asset Value, end of year	$27.13	$23.17	$26.37	$22.20	$22.01
Total Return(a)	19.69%	(9.93)%	20.50%	(3.00)%	(6.38)%
Net Assets, end of year (millions)	$21.08	$17.95	$17.68	$14.18	$13.09
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	2.02%	2.21%	1.53%	1.95%	1.85%
Portfolio Turnover Rate	4.33%	6.87%	2.48%	7.71%	20.49%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$16.39	$16.84	$16.67	$16.61	$17.03
Operations:
Net Investment Income	0.36	0.34	0.31	0.30	0.32
Net Realized and Unrealized Gains/(Losses) on Securities	1.00	(0.44)	0.22	0.21	(0.27)
Total Operations	$1.36	$(0.10)	$0.53	$0.51	$0.05
Distributions:
Net Investment Income	(0.37)	(0.35)	(0.33)	(0.32)	(0.35)
Return of Capital	—	—	—	0.00(a)	—
Net Realized Capital Gains	—	—	(0.03)	(0.13)	(0.12)
Total Distributions	$(0.37)	$(0.35)	$(0.36)	$(0.45)	$(0.47)
Net Asset Value, end of year	$17.38	$16.39	$16.84	$16.67	$16.61
Total Return(b)	8.35%	(0.56)%	3.22%	3.08%	0.32%
Net Assets, end of year (millions)	$797.49	$623.44	$417.66	$303.11	$244.24
Ratios/supplemental data
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to average net assets	2.15%	2.17%	1.88%	1.83%	1.90%
Portfolio Turnover Rate	21.33%	23.40%	34.97%	40.80%	37.09%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$17.12	$17.29	$17.06	$17.36	$17.32
Operations:
Net Investment Income	0.32	0.32	0.31	0.31	0.34
Net Realized and Unrealized Gains/(Losses) on Securities	0.64	(0.16)	0.24	(0.30)	0.06
Total Operations	$0.96	$0.16	$0.55	$0.01	$0.40
Distributions:
Net Investment Income	(0.32)	(0.32)	(0.31)	(0.31)	(0.34)
Return of Capital	—	—	—	0.00(a)	0.00(a)
Net Realized Capital Gains	(0.03)	(0.01)	(0.01)	—	(0.02)
Total Distributions	$(0.35)	$(0.33)	$(0.32)	$(0.31)	$(0.36)
Net Asset Value, end of year	$17.73	$17.12	$17.29	$17.06	$17.36
Total Return(b)	5.66%	0.90%	3.25%	0.05%	2.34%
Net Assets, end of year (millions)	$225.13	$178.97	$123.92	$87.75	$66.51
Ratios/supplemental data
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to average net assets	1.90%	1.94%	1.85%	1.85%	1.98%
Portfolio Turnover Rate	10.54%	10.45%	12.49%	10.05%	13.31%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

1)       Organization:
The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Fixed Income Fund began offering its shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The investment objectives of the Funds are as follows:
Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital
The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.
2)       Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”
New Accounting Pronouncement:
In March, 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization of premium requirements of ASC Subtopic 310-20, “Premium Amortization on Purchased Callable Bonds”. ASU 2017-08 requires a change in amortization for premium on purchases on noncontingent, callable bonds at a fixed price on a fixed date to be amortized to the earliest callable date. ASU 2017-08 is effective for all entities for fiscal years beginning after December 15, 2018, including interim periods therein. The Funds have adopted ASU 2017-08 with these financial statements. Based on the Adviser’s review, the required change has no material effect on these financial statements.
Investment Income and Realized Capital Gains and Losses on Investment Securities:
Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

2)       Significant Accounting Policies, continued

reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2019 for the Opportunity, Fixed Income and Municipal Income Funds, and October 31, 2019 for the Equity Income and International Funds) plus undistributed amounts from prior years.
The following information is computed on a tax basis for each item as of December 31, 2019:
	Equity Income	Opportunity	International	Fixed Income	Municipal Income
Cost of Portfolio Investments	$303,979,498	$65,541,581	$16,372,628	$758,023,938	$215,725,372
Gross unrealized appreciation	101,560,078	14,434,996	5,896,416	35,351,344	7,813,833
Gross unrealized depreciation	(5,455,023)	(3,518,861)	(1,226,449)	(825,411)	(145,904)
Net unrealized appreciation (depreciation)	96,105,055	10,916,135	4,669,967	34,525,933	7,667,929
Undistributed ordinary income	1,316,235	—	3,742	45,249	2,232*
Undistributed capital gains	4,307,827	—	—	—	—
Other accumulated gains/(losses)	—	—	(450,996)	(1,644)	—
Accumulated Earnings	$101,729,117	$10,916,135	$4,222,713	$34,569,538	$7,670,161

*
Federally tax-exempt income

The difference between the federal income tax cost and the financial statement cost of the Funds’ portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales, and for the International Fund, the tax treatment of passive foreign investment companies (PFICs).
As of December 31, 2019, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers which may be carried forward on indefinite period of time are as follows:
	Long-Term	Short-Term	Total Capital Loss Carryover
Johnson International Fund	$308,521	$142,475	$450,996
Johnson Fixed Income Fund	—	1,644	1,644
In 2019, the Johnson Fixed Income Fund utilized $887,471 of capital loss carryforward.
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

2)       Significant Accounting Policies, continued

State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2019, the Funds did not incur any interest or penalties.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
The tax character of the distributions paid, as of December 31, 2019, is as follows:
	Tax year	Ordinary Income	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2018	$5,920,630	$—	$16,143,619	$22,064,249	$—	$22,064,249
	2019	7,582,128	—	14,333,706	21,915,834	—	21,915,834
Johnson Opportunity Fund	2018	480,234	—	3,532,076	4,012,310	—	4,012,310
	2019	484,856	—	2,449,657	2,934,513	284,319	3,218,832
Johnson International Fund	2018	440,863	—	—	440,863	—	440,863
	2019	458,991	—	—	458,991	—	458,991
Johnson Fixed Income Fund	2018	11,654,323	—	5,435	11,659,758	—	11,659,758
	2019	16,052,208	—	—	16,052,208	—	16,052,208
Johnson Municipal Income Fund	2018	—	2,937,619	62,706	3,000,325	—	3,000,325
	2019	126,645	3,877,473	265,954	4,270,072	—	4,270,072

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)       Security Valuation and Transactions:
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time.
Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

3)       Security Valuation and Transactions, continued

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.
GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:
Equity Securities (Common Stock, Real Estate Investment Trusts).   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.
Corporate Bonds.   The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

3)       Security Valuation and Transactions, continued

Municipal Bonds.   Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.
U.S. Agency Securities.   U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2019:
Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$370,641,644	$—	$—	$370,641,644
Cash Equivalents	29,442,909	—	—	29,442,909
Total	$400,084,553	$—	$—	$400,084,553

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$75,338,867	$—	$—	$75,338,867
Cash Equivalents	1,118,849	—	—	1,118,849
Total	$76,457,716	$—	$—	$76,457,716

International Fund	Level 1	Level 2	Level 3	Total
Preferred Stocks	$105,683	$—	$—	$105,683
Common Stocks*	20,618,239	160,653	—	20,778,892
Cash Equivalents	158,020	—	—	158,020
Total	$20,881,942	$160,653	$—	$21,042,595

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

3)       Security Valuation and Transactions, continued

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$378,220,487	$—	$378,220,487
Certificates of Deposit	—	264,278	—	264,278
U.S. Government Treasury Obligations	—	178,655,650	—	178,655,650
U.S. Government Agency Obligations	—	21,557,363	—	21,557,363
U.S. Government Agency Obligations – Mortgage-Backed	—	180,914,079	—	180,914,079
Taxable Municipal Bonds	—	22,921,023	—	22,921,023
Preferred Stocks	7,062,143	—	—	7,062,143
Cash Equivalents	2,954,848	—	—	2,954,848
Total	$10,016,991	$782,532,880	$—	$792,549,871

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$221,864,736	$—	$221,864,736
Cash Equivalents	1,528,565	—	—	1,528,565
Total	$1,528,565	$221,864,736	$—	$223,393,301

*
See Portfolio of Investments for industry classification.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period.
In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year ended December 31, 2019.
4)       Investment Advisory Agreements:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses.
The Adviser received management fees for the year ended December 31, 2019, as indicated below.
Fund	Fee	Management Fee	Payable as of December 31, 2019
Equity Income Fund	1.00%	$3,452,665	$336,534
Opportunity Fund	1.00%	719,338	64,476
International Fund	1.00%	198,434	17,784
Fixed Income Fund	0.85%	6,155,184	572,011
Municipal Income Fund	0.65%	1,341,051	123,393
5)       Related Party Transactions:
All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $48,000 for the year ended December 31, 2019, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

5)       Related Party Transactions, continued

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2019, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:
Equity Income Fund	72.42%
Opportunity Fund	78.11%
International Fund	39.45%
Fixed Income Fund	93.03%
Municipal Income Fund	97.53%
Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.
6)       Purchases and Sales of Securities:
From January 1, 2019 through December 31, 2019, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$114,091,097	$104,334,331	$—	$—
Johnson Opportunity Fund	25,471,266	28,811,740	—	—
Johnson International Fund	1,722,430	823,434	—	—
Johnson Fixed Income Fund	219,609,664	129,248,343	55,791,902	22,516,039
Johnson Municipal Income Fund	65,593,499	21,191,624	—	—
7)       Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
8)       Merger of the Equity Income Fund and the Growth Fund:
The Equity Income Fund acquired all of the assets and liabilities of the Growth Fund in a tax-free reorganization at the close of business on April 20, 2018, pursuant to an Agreement and Plan of Reorganization approved the by Board of Trustees of the Johnson Mutual Funds Trust on January 31, 2018. The acquisition was accomplished by a tax-free exchange of 1,750,757.706 shares of the Growth Fund (valued at $28.31 per share) for 1,988,124.783 shares of the Equity Income Fund (valued at $24.93 per share). Each share of the Growth Fund was exchanged for 1.13558 shares of the Equity Income Fund. The Growth Fund’s net assets, on the day of reorganization, were $49,563,951 including $9,052,398 of unrealized appreciation, and were combined with the Equity Income Fund’s net assets. The net assets of the Equity Income Fund and the Growth Fund, immediately before the acquisition, were $209,264,335, and 49,563,951, respectively. The combined net assets immediately after the acquisition were $258,827,911 for 10,382,516 shares outstanding.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

8)       Merger of the Equity Income Fund and the Growth Fund, continued

Assuming the reorganization had been completed on January 1, 2018, the beginning of the annual reporting period for both Funds, the Equity Income Fund’s pro forma results of operations for the year ended December 31, 2018 are as follows:
Net investment income	$3,250,355
Net realized gain (loss) on investment transactions	20,938,106
Net change in unrealized appreciation (depreciation) on investments	(23,085,335)
Net increase (decrease) in net assets resulting from operations	$1,103,126
Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization has been completed, it is not practicable to separate the amounts of revenue and earnings of the Growth Fund that have been included in the Equity Income Fund’s statement of operations since April 20, 2018.

DISCLOSURE OF EXPENSES (unaudited)	December 31, 2019

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on June 30, 2019 and held through December 31, 2019.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
	Beginning Account Value June 30, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 – December 31, 2019
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,023.13	$5.16
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,017.80	$5.13
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson International Fund
Actual Fund Return	$1,000.00	$1,020.33	$5.14
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,004.35	$4.30
Hypothetical Return	$1,000.00	$1,020.92	$4.37
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,002.27	$3.28
Hypothetical Return	$1,000.00	$1,021.93	$3.35

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Opportunity, and International Funds, the expense ratio is 1.00%; for the Fixed Income Fund, the expense ratio is 0.85%; and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION	December 31, 2019

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2004.
COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2020

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (77) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
Independent Trustees
Ronald H. McSwain (77) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (77) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	9	None
James J. Berrens (54) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	9	None
Dr. Jeri B. Ricketts (62) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002 – 2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	9	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (48) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Dale H. Coates (61) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Vice President and Portfolio Manager for the Trust’s Adviser	N/A	N/A
Marc E. Figgins (55) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (53) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (48) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

ANNUAL REPORT
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
I SHARES:  JIBDX  F SHARES:  JIMDX
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
I SHARES:  JIBEX  F SHARES:   JIMEX
JOHNSON INSTITUTIONAL CORE BOND FUND
I SHARES:   JIBFX  F SHARES:   JIMFX
JOHNSON ENHANCED RETURN FUND
JENHX
December 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-541-0170 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-541-0170. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	December 31, 2019

Letter from the Fund President:	December 2019

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2019 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for 2019 as well as each Fund’s relative performance compared to its established benchmark index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
Stocks Soar in 2019, Capping a Strong Decade
As 2019 began, expectations for stock market returns were low. The market had taken a big hit in the fourth quarter of 2018, falling nearly 20%. That pessimism proved overdone, as the S&P 500 Index (“S&P 500”) proceeded to rally more than 13% in the first quarter alone on better-than-expected earnings, easing trade tensions, and positive economic growth. After hitting a bump in May related to trade tensions (-6%), the S&P 500 bounced 7% in June as U.S. and Chinese officials met at the G20 summit, and the Fed signaled intentions of keeping rates lower. Stocks took a breather in the third quarter before rallying again in the fourth quarter, when the S&P 500 jumped another 9%. Bonds were overshadowed by the heady stock market returns, but also finished with nice gains. The Barclays Aggregate Index returned 8% as interest rates fell significantly throughout the year.
There was broad strength across stock market styles and sectors, but technology stocks led the way with a 50% return for the year. Energy and health care stocks gained 12% and 21% respectively, not bad for the two weakest sectors overall. In the end, the S&P 500 returned 31% for the year, putting an exclamation point on a fantastic decade of stock returns.
In the last decade, following the lows of the Financial Crisis, the S&P 500 delivered an annualized total return of 13.6% (257% cumulative). The return numbers are even more impressive since the 2009 market lows: 18% annualized, 498% cumulative. During that time, technology stocks led the way, and the U.S. market significantly outperformed international stocks.
U.S. China Trade the Big Story of 2019
The back and forth between the U.S. and China was a key driver of markets throughout the year, at times boosting markets, at times sending them down. In December, the two sides signed a “Phase 1” trade deal. The U.S. promised to reduce some of the tariffs already in place, and remove some others, particularly those on consumer goods. It also agreed to continue negotiations. China agreed to scrap plans to increase tariffs on imported U.S. goods, promised “massive purchases” of agricultural, energy, and manufactured goods, and said it would strengthen intellectual property protection and enforcement.
While this was a good start and came as a relief, the market was somewhat disappointed by the deal relative to expectations. It’s a good sign that the parties were able to come to a partial agreement, but the particulars are not enough to kick start economic growth or boost earnings estimates for 2020. For that to occur a material reduction in the 25% rate would likely be needed. It’s reasonable to expect more of the same in 2020 as the two sides hash out a “Phase II” agreement.
Economy Still Growing, Slowly
The markets have been supported by a continuation of the longest post-war economic expansion, which has now stretched into its eleventh year. One reasonable explanation for its length is that it has also been the slowest post-war expansion. While the slower rate of growth is disappointing, a silver lining is that it may result in a longer expansion before the next recession. While manufacturing activity has slowed, typical recession indicators are not showing signs of danger, and most are at healthy levels. U.S. consumers are faring well, the labor market is strong, and financial market indicators are also healthy. In addition, most measures of inflation remain subdued, and the Fed remains in a supportive posture.
Earnings Growth and Valuation
Valuations increased in 2019 as measured by price-to-earnings ratios, while earnings growth was relatively weak, around 3%. This means valuation expansion accounted for most of the 2019 total return. Part of that valuation increase, though, was the recovery of the washout that occurred late in 2018. Taken together, the 25% gain over the last two years was largely

1

Letter from the Fund President:	December 2019

attributable to earnings growth. Today, valuations are generally above average, but still below peak levels of prior bull markets. As a result, the stock market could potentially have more room to run if other headwinds don’t knock it off course. Earnings growth in particular will be something to watch in the year ahead. Continued weakness would likely make it difficult for the market to move much higher.
2020: Here We Go Again
Risk is an inevitable reality of investing, and 2020 appears to have its fair share. Investors, as always, will be watching the economy and corporate earnings. But that information will be digested in the context of global events, not least of which is the looming 2020 elections. In addition to the U.S. election, the trade war between the U.S. and China will continue to be in focus. Meanwhile, the U.K. is working on officially exiting the European Union in 2020, which could impact economic growth in Europe. The list goes on, but the reality of successful investing remains: stay disciplined and focus on the long term.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

2

Johnson Institutional Short Duration Bond Fund	Performance Review – December 31, 2019

The Johnson Institutional Short Duration Bond Fund, I share class, provided a total return of 4.65% (F share class, 4.36%) during 2019, compared to a 4.07% return for the Bank of America/Merrill Lynch 1-3 Year US Corporate & Government Index.
Bond yields began the year at somewhat higher levels, as the market anticipated continued Federal Reserve (“Fed”) tightening. As a result, the Fund shifted from a neutral duration stance to a modestly longer duration relative to its benchmark. Following equity market volatility in late 2018, softening economic data in the first half of the year forced the Fed to pivot on monetary policy. After raising interest rates nine times throughout the prior few years, the Fed reversed course and cut interest rates three times during the second half of the year. The Fund’s longer duration stance relative to its benchmark was beneficial to performance.
Credit spreads began the year at elevated levels following a sharp equity market decline in the fourth quarter of 2018. Spreads tightened rapidly during the first quarter as equity market volatility subsided. Subsequently, the Fed’s mid-year policy shift offered additional support for the credit market and helped spreads continue to gradually tighten throughout the remainder of the year. The tightening of credit spreads was beneficial to the Fund’s performance relative to its benchmark as more than half of the Fund’s bond allocation is to investment-grade rated corporate securities. This also is a key reason why the Fund traditionally carries a higher yield than its benchmark index. Within credit, the industrial sector outperformed financials and utilities. Much of this outperformance was driven by the fourth quarter rebound in low quality, commodity focused industries. The Fund’s lack of exposure to these cyclical industries was a modest headwind to performance relative to its benchmark during the fourth quarter.
Looking forward to next year, we believe a more cautious view is likely warranted. The economy continues to grow at a more modest pace, primarily due to tariffs on imports from China. The manufacturing sector has been impacted most acutely by trade policy. Absent a material reduction in the amount of tariffs levied on Chinese imports, a rapid recovery in manufacturing is unlikely. Despite ongoing manufacturing weakness, the consumer remains stable. The pace of hiring has slowed modestly, but the unemployment rate remains at multi-decade lows. Overall, the rate of economic growth has moderated, but is not yet consistent with contraction. As such, the Federal Reserve has communicated that it will likely leave the Federal Funds rate unchanged, assuming inflation and employment remain well anchored. In light of economic headwinds and a patient Federal Reserve, the Fund is postured with a modestly longer duration stance relative to its benchmark. While our more cautious view of the economic climate has resulted in a slightly lower weight in corporate bonds relative to the Fund’s history, we continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the somewhat lower level of yields is likely to lead to a more modest total return outlook compared to last year.
Performance Information
Class I Shares

$1,000,000 Initial Investment
Since December 31, 2009
Millions
1.30
1.20
1.10
1.00
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
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Dec-19
Johnson Institutional Short Duration Bond Fund - Class I
B of A/ML 1–3 year Corp/Govt Index

Average Annual Total Returns	as of December 31, 2019
	Johnson Institutional Short Duration Bond Fund – Class I Shares	B of A/ML 1-3 Year US Corp/Govt Index
One Year	4.65%	4.07%
Five Years	1.93%	1.69%
Ten Years	1.94%	1.58%

3

Johnson Institutional Short Duration Bond Fund	Performance Review – December 31, 2019

Performance Information
Class F Shares
Average Annual Total Returns	as of December 31, 2019
	Johnson Institutional Short Duration Bond Fund – Class F Shares	B of A/ML 1-3 Year US Corp/Govt Index
One Year	4.36%	4.07%
Since Inception*	3.43%	3.61%
*
Inception date was May 1, 2018.

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bank of America/Merrill Lynch 1-3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Johnson Institutional Intermediate Bond Fund	Performance Review – December 31, 2019

The Johnson Institutional Intermediate Bond Fund, I share class, provided a total return of 7.53% during 2019 (F share class 7.35%), compared to a 6.80% return for the Bloomberg Barclays Capital Intermediate Government Credit Index.
Bond yields began the year at somewhat higher levels, as the market anticipated continued Federal Reserve (“Fed”) tightening. As a result, the Fund maintained a modestly longer duration relative to its benchmark. Following equity market volatility in late 2018, softening economic data in the first half of the year forced the Fed to pivot on monetary policy. After raising interest rates nine times throughout the prior few years, the Fed reversed course and cut interest rates three times during the second half of the year. The Fund’s longer duration stance relative to its benchmark was beneficial to performance.
Credit spreads began the year at elevated levels following a sharp equity market decline in the fourth quarter of 2018. Spreads tightened rapidly during the first quarter as equity market volatility subsided. Subsequently, the Fed’s mid-year policy shift offered additional support for the credit market and helped spreads continue to gradually tighten throughout the remainder of the year. The tightening of credit spreads was beneficial to the Fund’s performance relative to its benchmark as a little more than half of the Fund’s bond allocation is to investment-grade rated corporate securities. This also is a key reason why the Fund traditionally carries a higher yield than its benchmark index. Within credit, the industrial sector outperformed financials and utilities. Much of this outperformance was driven by the fourth quarter rebound in low quality, commodity focused industries. The Fund’s lack of exposure to these cyclical industries was a modest headwind to performance relative to its benchmark during the fourth quarter.
Looking forward to next year, we believe a more cautious view is likely warranted. The economy continues to grow at a more modest pace, primarily due to tariffs on imports from China. The manufacturing sector has been impacted most acutely by trade policy. Absent a material reduction in the amount of tariffs levied on Chinese imports, a rapid recovery in manufacturing is unlikely. Despite ongoing manufacturing weakness, the consumer remains stable. The pace of hiring has slowed modestly, but the unemployment rate remains at multi-decade lows. Overall, the rate of economic growth has moderated, but is not yet consistent with contraction. As such, the Federal Reserve has communicated that it will likely leave the Federal Funds rate unchanged, assuming inflation and employment remain well anchored. In light of economic headwinds and a patient Federal Reserve, the Fund is postured with a modestly longer duration stance relative to its benchmark. While our more cautious view of the economic climate has resulted in a slightly lower weight in corporate bonds relative to the Fund’s history, we continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the somewhat lower level of yields is likely to lead to a more modest total return outlook compared to last year.
Performance Information
Class I Shares
Average Annual Total Returns	as of December 31, 2019
	Johnson Institutional Intermediate Bond Fund – Class I Shares	Bloomberg Barclays Capital Intermediate Govt/Credit Index
One Year	7.53%	6.80%
Five Years	3.01%	2.57%
Ten Years	3.51%	3.05%

5

Johnson Institutional Intermediate Bond Fund	Performance Review – December 31, 2019

Performance Information
Class F Shares
Average Annual Total Returns	as of December 31, 2019
	Johnson Institutional Intermediate Bond Fund – Class F Shares(a)	Bloomberg Barclays Capital Intermediate Govt/Credit Index
One Year	7.35%	6.80%
Since Inception*	5.41%	5.60%
*
Inception date was May 1, 2018.

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

Johnson Institutional Core Bond Fund	Performance Review – December 31, 2019

The Johnson Institutional Core Bond Fund, I share class, provided a total return of 8.94% during 2019 (F share class 8.56%), compared to an 8.72% return for the Bloomberg Barclays Capital Aggregate Index.
Bond yields began the year at somewhat higher levels, as the market anticipated continued Federal Reserve (“Fed”) tightening. As a result, the Fund maintained a modestly longer duration relative to its benchmark. Following equity market volatility in late 2018, softening economic data in the first half of the year forced the Fed to pivot on monetary policy. After raising interest rates nine times throughout the prior few years, the Fed reversed course and cut interest rates three times during the second half of the year. The Fund’s longer duration stance relative to its benchmark was beneficial to performance.
Credit spreads began the year at elevated levels following a sharp equity market decline in the fourth quarter of 2018. Spreads tightened rapidly during the first quarter as equity market volatility subsided. Subsequently, the Fed’s mid-year policy shift offered additional support for the credit market and helped spreads continue to gradually tighten throughout the remainder of the year. The tightening of credit spreads was beneficial to the Fund’s performance relative to its benchmark as a little more than half of the Fund’s bond allocation is to investment-grade rated corporate securities. This also is a key reason why the Fund traditionally carries a higher yield than its benchmark index. Within credit, the industrial sector outperformed financials and utilities. Much of this outperformance was driven by the fourth quarter rebound in low quality, commodity focused industries. The Fund’s lack of exposure to these cyclical industries was a modest headwind to performance relative to its benchmark during the fourth quarter.
Looking forward to next year, we believe a more cautious view is likely warranted. The economy continues to grow at a more modest pace, primarily due to tariffs on imports from China. The manufacturing sector has been impacted most acutely by trade policy. Absent a material reduction in the amount of tariffs levied on Chinese imports, a rapid recovery in manufacturing is unlikely. Despite ongoing manufacturing weakness, the consumer remains stable. The pace of hiring has slowed modestly, but the unemployment rate remains at multi-decade lows. Overall, the rate of economic growth has moderated, but is not yet consistent with contraction. As such, the Federal Reserve has communicated that it will likely leave the Federal Funds rate unchanged, assuming inflation and employment remain well anchored. In light of economic headwinds and a patient Federal Reserve, the Fund is postured with a modestly longer duration stance relative to its benchmark. While our more cautious view of the economic climate has resulted in a slightly lower weight in corporate bonds relative to the Fund’s history, we continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the somewhat lower level of yields is likely to lead to a more modest total return outlook compared to last year.
Performance Information
Class I Shares
Average Annual Total Returns	as of December 31, 2019
	Johnson Institutional Core Bond Fund – Class I Shares(a)	Bloomberg Barclays Capital Aggregate Index
One Year	8.94%	8.72%
Five Years	3.48%	3.05%
Ten Years	4.31%	3.75%

7

Johnson Institutional Core Bond Fund	Performance Review – December 31, 2019

Performance Information
Class F Shares
Average Annual Total Returns	as of December 31, 2019
	Johnson Institutional Core Bond Fund – Class F Shares	Bloomberg Barclays Capital Aggregate Index
One Year	8.56%	6.39%
Since Inception*	8.72%	6.70%
*
Inception date was May 1, 2018

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

8

Johnson Enhanced Return Fund	Performance Review – December 31, 2019

The total return for the Johnson Enhanced Return Fund in 2019 was 33.80% compared to 31.49% for the S&P 500 Index. The Fund’s outperformance was driven by falling short and intermediate bond yields which were additive to total return in the bond portion of the portfolio. Reminder that the Fund uses futures contracts in seeking to replicate the S&P 500 Index and a bond portfolio to enhance the Fund’s returns.
In 2019 the S&P 500 Index posted its best calendar year since 2013. Volatility picked up briefly mid-year but finished on a quiet note as stocks gradually marched toward a new all-time high. Returns were strong across all sectors, with every sector posting double-digit gains and Technology leading the way with a total return of over 50% for the year. Strong equity returns were driven in large part by an accommodative Federal Reserve (“Fed”). After raising interest rates nine times throughout the prior few years, the Fed reversed course and cut interest rates three times during the second half of 2019. Although incoming economic and inflation data may influence their outlook, the Fed does not anticipate any further tightening in monetary policy in the near-term. The pace of potential changes in interest rates continues to be instrumental in our strategic positioning of the underlying bond portfolio.
Short duration bond yields began the year at somewhat elevated levels but fell throughout the year as the Fed pivoted on monetary policy. The decline in government bond yields added to returns in the bond portion of the Fund and contributed to the Fund’s outperformance relative to its benchmark. In addition, the fund’s corporate bond holdings added to performance as spreads tightened throughout 2019. Despite the decrease in bond yields, The Fund continues to have a yield advantage over the cost of carry in the futures contracts. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities, which is a key reason why yield is traditionally higher than the cost of carry in the futures contracts. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
Looking forward to next year, we believe a more cautious view is likely warranted. The economy continues to grow at a more modest pace, primarily due to tariffs on imports from China. The manufacturing sector has been impacted most acutely by trade policy. Absent a material reduction in the amount of tariffs levied on Chinese imports, a rapid recovery in manufacturing is unlikely. Despite ongoing manufacturing weakness, the consumer remains stable. The pace of hiring has slowed modestly, but the unemployment rate remains at multi-decade lows. Overall, the rate of economic growth has moderated, but is not yet consistent with contraction. In light of economic headwinds and a patient Federal Reserve, the bond portion of the Fund continues to have a modestly longer duration stance compared to its positioning in prior years. While our more cautious view of the economic climate has resulted in a slightly lower weight in corporate bonds relative to the Fund’s history, we continue to emphasize the financial sector due to its attractive value and high-quality characteristics.

$1,000,000 Initial Investment
Since December 31, 2009
Millions
4.00
3.50
3.00
2.50
2.00
1.50
1.00
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Johnson Enhanced Return Fund
S&P 500 Index

Average Annual Total Returns	as of December 31, 2019
	Enhanced Return Fund	S&P 500 Index
One Year	33.80%	31.49%
Five Years	11.79%	11.70%
Ten Years	14.18%	13.56%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

9

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Credit	2.250%	05/05/2021	3,350,000	$3,366,144
AON Corp.	5.000%	09/30/2020	2,575,000	2,630,260
Bank of America Corp.	3.300%	01/11/2023	3,300,000	3,411,811
BB&T Corp.	3.750%	12/06/2023	800,000	848,663
Chubb INA Holdings Inc.	2.300%	11/03/2020	3,350,000	3,361,864
Fifth Third Bancorp	4.300%	01/16/2024	2,300,000	2,472,484
Huntington Bancshares	2.300%	01/14/2022	2,500,000	2,513,850
JP Morgan Chase & Co.	3.375%	05/01/2023	1,000,000	1,039,186
JP Morgan Chase & Co.	4.500%	01/24/2022	2,000,000	2,100,667
Keycorp	5.100%	03/24/2021	2,500,000	2,594,533
Manufacturers & Traders Trust Co.	2.100%	02/06/2020	3,000,000	3,000,021
Morgan Stanley	5.500%	07/28/2021	2,500,000	2,633,572
MUFG Americas Holding	3.000%	02/10/2025	3,300,000	3,366,447
PNC Bank	2.700%	11/01/2022	3,200,000	3,261,462
Prudential Financial Inc.	5.375%	06/21/2020	750,000	761,817
Suntrust Banks Inc.	2.900%	03/03/2021	2,500,000	2,526,147
Wells Fargo & Co.	3.450%	02/13/2023	2,800,000	2,899,786
26.0% – Total Finance				$42,788,714
Chevron Corp. (3 month LIBOR + 0.950%)*	2.854%	05/16/2021	1,000,000	1,011,758
Burlington Northern Santa Fe	4.100%	06/01/2021	1,070,000	1,098,514
CVS Health Corp.	3.700%	03/09/2023	2,400,000	2,501,606
Eaton Electric Holdings	3.875%	12/15/2020	2,649,000	2,684,488
Emerson Electric Co.	4.250%	11/15/2020	2,636,000	2,688,008
General Electric Capital Corp. (3 month LIBOR + 1.000%)*	2.894%	03/15/2023	3,500,000	3,512,516
Johnson Controls International PLC	3.750%	12/01/2021	1,476,000	1,525,255
Johnson Controls International PLC	5.000%	03/30/2020	1,275,000	1,283,178
Kroger Co.	3.850%	08/01/2023	2,200,000	2,327,159
McDonalds Corp.	2.200%	05/26/2020	1,450,000	1,451,054
McDonalds Corp.	2.625%	01/15/2022	1,000,000	1,014,399
Oracle Corp.	1.900%	09/15/2021	1,000,000	1,002,095
Norfolk Southern Corp.	2.903%	02/15/2023	2,000,000	2,050,110
Shell International	1.750%	09/12/2021	1,600,000	1,599,357
Shell International	4.375%	03/25/2020	1,800,000	1,809,501
Union Pacific Corp.	3.150%	03/01/2024	2,700,000	2,810,943
18.4% – Total Industrial				$30,369,941
BP Capital Markets	4.500%	10/01/2020	3,350,000	3,412,735
Berkshire Hathaway Energy Co.	2.400%	02/01/2020	3,007,000	3,007,966
Duke Energy Corp.	3.750%	04/15/2024	2,264,000	2,399,647
Enterprise Products	3.350%	03/15/2023	2,700,000	2,793,547
Eversource Energy	2.500%	03/15/2021	700,000	704,106
Eversource Energy	2.750%	03/15/2022	2,030,000	2,060,361
Georgia Power Co.	2.000%	03/30/2020	1,100,000	1,099,796
Georgia Power Co.	2.850%	05/15/2022	1,600,000	1,628,554
Interstate Power & Light	3.650%	09/01/2020	2,600,000	2,614,291
National Rural Utilites Corp.	2.350%	06/15/2020	1,230,000	1,231,827
National Rural Utilites Corp.	3.400%	11/15/2023	2,047,000	2,154,923
The accompanying notes are an integral part of these financial statements.

10

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Virginia Electric & Power Co.	2.750%	03/15/2023	2,000,000	$2,036,822
Virginia Electric & Power Co.	2.950%	01/15/2022	560,000	569,796
15.6% – Total Utilities				$25,714,371
60.0%Total Corporate Bonds				$98,873,026
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	264,278
0.2% – Total For Certificates of Deposit				$264,278
United States Government Treasury Obligations
Treasury Note	1.125%	06/30/2021	3,500,000	3,475,527
Treasury Note	1.625%	08/31/2022	2,500,000	2,502,051
Treasury Note	2.125%	11/30/2023	2,500,000	2,544,531
Treasury Note	1.375%	05/31/2021	3,890,000	3,878,148
Treasury Note (TBill 13-week auction high rate + 0.22%)*	1.746%	07/31/2021	2,000,000	2,000,856
8.8% – Total United States Government Treasury Obligations				$14,401,113
United States Government Agency Obligations
FFCB	1.600%	08/14/2023	3,200,000	3,196,004
FHLB	2.875%	09/13/2024	2,600,000	2,736,057
FFCB	1.600%	09/17/2024	2,000,000	1,984,997
FHLMC	2.500%	12/01/2027	1,740,650	1,766,498
FHLMC	2.635%	04/24/2024	3,200,000	3,208,371
FHLMC	2.720%	03/27/2023	1,500,000	1,502,363
FHLMC	2.800%	01/30/2023	1,000,000	1,000,562
FHLMC	2.800%	03/27/2024	1,600,000	1,602,834
10.3% – Total United States Government Agency Obligations				$16,997,686
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.238%	04/01/2042	215,765	221,075
FHLMC Pool G15973	3.000%	07/01/2031	2,158,149	2,227,021
FHLMC Pool G16330	3.500%	08/01/2032	2,463,540	2,566,227
FHLMC Pool G18642	3.500%	04/01/2032	3,404,554	3,542,930
FHLMC Series 2989 Class TG	5.000%	06/15/2025	324,807	342,250
FHLMC Series 4009 Class PA	2.000%	06/15/2041	301,351	304,117
FHLMC Series 4017 Class MA	3.000%	03/15/2041	313,735	321,059
FHLMC Series 4440 Class VC	2.500%	08/15/2026	2,158,957	2,174,876
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.599%)*	2.759%	02/01/2046	572,669	583,649
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*	2.816%	12/01/2044	429,275	438,147
FNMA Pool 465973	3.590%	10/01/2020	2,788,465	2,797,446
FNMA Pool 469488	3.360%	11/01/2021	1,683,741	1,715,942
FNMA Pool AL6465	3.252%	11/01/2023	450,818	462,789
FNMA Pool AL9230	3.500%	12/01/2029	1,224,310	1,281,657
FNMA Pool AM0066	2.630%	08/01/2022	1,614,700	1,641,777
FNMA Pool AN3444	2.230%	11/01/2023	3,011,521	3,024,343
FNMA Pool MA0384	5.000%	04/01/2030	517,380	556,699
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	180,108	186,779
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	748,743	746,287
The accompanying notes are an integral part of these financial statements.

11

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FNMA Series 2017-30 Class G	3.000%	07/25/2040	1,103,290	$1,120,418
GNMA Pool 2004-95 Class QA	4.500%	03/20/2034	13,216	13,421
GNMA Pool 726475	4.000%	11/15/2024	117,806	122,720
16.0% – Total United States Government Agency Obligations – Mortgage-Backed Securities				$26,391,629
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue	3.491%	04/15/2023	1,400,000	1,463,112
Kentucky State Property and Lodging Commission	2.080%	11/01/2023	700,000	690,459
University of Cincinnati General Receipts	1.878%	06/01/2023	1,100,000	1,098,911
University of Kentucky General Receipts Build America Bond	4.850%	11/01/2021	1,500,000	1,578,585
2.9% – Total For Taxable Municipal Bonds				$4,831,067
Total Fixed Income Securities 98.2%				$161,758,799
(Identified Cost $160,170,961)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			1,838,068	1,838,068
Total Cash Equivalents 1.1%				$1,838,068
(Identified Cost $1,838,068)
Total Portfolio Value 99.3%				$163,596,867
(Identified Cost $162,009,029)
Other Assets in Excess of Liabilities 0.7%				$1,205,951
Total Net Assets 100.0%				$164,802,818

*
Variable Rate Security; the rate shown is as of December 31, 2019.

**
Variable Rate Security; as of December 31, 2019, the 7 day annualized yield was 1.47%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

12

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
Ace Ina Holdings Inc.	3.350%	05/15/2024	1,300,000	$1,369,820
American Express Co.	3.000%	10/30/2024	2,300,000	2,378,020
AON Corp.	4.000%	11/27/2023	2,116,000	2,240,917
Bank of America Corp.	3.248%	10/21/2027	2,925,000	3,049,189
BB&T Corp.	3.750%	12/06/2023	2,000,000	2,121,657
BB&T Corp.	3.950%	03/22/2022	1,000,000	1,037,668
Fifth Third Bancorp	4.300%	01/16/2024	2,000,000	2,149,986
Huntington Bancshares	2.300%	01/14/2022	2,000,000	2,011,080
JP Morgan Chase & Co.	3.875%	09/10/2024	1,605,000	1,718,272
Keycorp	4.100%	04/30/2028	1,000,000	1,096,723
Keycorp	5.100%	03/24/2021	1,000,000	1,037,813
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	1,500,000	1,575,821
Morgan Stanley	5.500%	07/28/2021	2,000,000	2,106,858
MUFG Americas Holdings Corp.	3.000%	02/10/2025	1,000,000	1,020,135
MUFG Americas Holdings Corp.	3.500%	06/18/2022	1,290,000	1,334,552
PNC Bank	3.500%	01/23/2024	2,000,000	2,106,399
Suntrust Bank Inc.	4.000%	05/01/2025	2,000,000	2,168,591
US Bancorp	3.100%	04/27/2026	2,000,000	2,082,291
US Bancorp	3.600%	09/11/2024	1,000,000	1,063,216
Wells Fargo & Co.	4.300%	07/22/2027	1,400,000	1,534,244
Wells Fargo & Co.	4.480%	01/16/2024	1,220,000	1,317,628
23.8% – Total Finance				$36,520,880
CVS Health Corp.	3.875%	07/20/2025	2,000,000	2,130,211
Eaton Corp.	2.750%	11/02/2022	1,900,000	1,938,766
General Electric Capital Corp. (3 month LIBOR + 1.00%)*	2.894%	03/15/2023	2,365,000	2,373,457
Goodrich Corp.	4.875%	03/01/2020	1,000,000	1,004,379
Johnson Controls International PLC	3.750%	12/01/2021	990,000	1,023,037
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	1,058,580
JP Morgan Chase & Co.	3.300%	04/01/2026	395,000	415,797
Kroger Co.	3.500%	02/01/2026	2,100,000	2,214,343
McDonalds Corp.	2.625%	01/15/2022	2,000,000	2,028,798
Shell International	3.250%	05/11/2025	1,350,000	1,430,966
Target Corp.	2.500%	04/15/2026	2,000,000	2,050,304
Union Pacific Corp.	3.500%	06/08/2023	2,150,000	2,253,864
13.0% – Total Industrial				$19,922,502
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	2,175,000	2,310,438
Duke Energy Corp.	3.750%	04/15/2024	2,250,000	2,384,809
Enterprise Products	3.750%	02/15/2025	1,860,000	1,982,330
Eversource Energy	2.500%	03/15/2021	1,000,000	1,005,866
Eversource Energy	2.800%	05/01/2023	1,000,000	1,015,035
Georgia Power Co.	2.000%	03/30/2020	1,300,000	1,299,759
Georgia Power Co.	2.850%	05/15/2022	1,111,000	1,130,827
Interstate Power & Light	3.250%	12/01/2024	1,825,000	1,900,675
National Rural Utilites Corp.	3.400%	11/15/2023	3,000,000	3,158,168
Virginia Electric & Power	2.950%	01/15/2022	500,000	508,746
The accompanying notes are an integral part of these financial statements.

13

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Virginia Electric & Power Co.	2.750%	03/15/2023	935,000	$952,214
11.5% – Total Utilities				$17,648,867
48.3% Total Corporate Bonds				$74,092,249
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	264,278
0.2% – Total For Certificates of Deposit				264,278
United States Government Treasury Obligations
Treasury Inflation Protected Security	1.000%	02/15/2046	1,846,234	2,030,241
Treasury Note	1.500%	05/31/2020	8,200,000	8,195,476
Treasury Note	2.125%	11/30/2023	8,000,000	8,142,500
Treasury Note	2.625%	02/15/2029	8,000,000	8,484,375
Treasury Note	2.750%	02/15/2028	7,000,000	7,462,930
Treasury Note	3.125%	11/15/2028	8,000,000	8,802,188
28.0% – Total United States Government Treasury Obligations				$43,117,710
United States Government Agency Obligations
FHLB	2.875%	09/13/2024	5,000,000	5,261,648
FHLMC	2.750%	03/25/2024	1,400,000	1,407,556
4.3% – Total United States Government Agency Obligations				$6,669,204
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.238%	04/01/2042	231,177	236,866
FHLMC Pool G08068	5.500%	07/01/2035	170,186	191,597
FHLMC Pool G18642	3.500%	04/01/2032	1,814,472	1,888,220
FHLMC Pool J12635	4.000%	07/01/2025	256,381	267,550
FHLMC Pool SB0017	3.500%	11/01/2028	1,748,135	1,814,093
FHLMC Series 2985 Class GE	5.500%	06/15/2025	83,559	88,312
FHLMC Series 3946 Class LN	3.500%	04/15/2041	579,162	595,181
FHLMC Series 4017 Class MA	3.000%	03/15/2041	128,055	131,045
FHLMC Series 4646 Class D	3.500%	01/15/2042	2,180,469	2,256,993
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.781%)*	3.302%	12/01/2041	168,071	172,605
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*	2.816%	12/01/2044	440,923	450,034
FNMA Pool AA4392	4.000%	04/01/2039	233,566	250,321
FNMA Pool AN8842	3.320%	04/01/2028	2,500,000	2,639,050
FNMA Pool MA0384	5.000%	04/01/2030	206,952	222,680
FNMA Pool MA1237	3.000%	11/01/2032	2,039,864	2,116,220
FNMA Series 2011-52 Class PC	3.000%	03/25/2041	994,635	1,015,970
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	1,660,355	1,651,349
FNMA Series 2015-37 Class BA	3.000%	08/25/2044	1,356,976	1,394,770
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	938,662	953,551
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	712,587	741,500
12.4% – Total United States Government Agency Obligations – Mortgage Backed Securities				$19,077,907
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue	5.330%	06/01/2020	725,000	734,585
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	3,000,000	3,301,710
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	300,000	309,576
The accompanying notes are an integral part of these financial statements.

14

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
University of Cincinnati Ohio General Receipts Revenue	5.117%	06/01/2021	1,060,000	$1,074,416
University of Cincinnati Ohio General Receipts Revenue	5.117%	06/01/2021	375,000	380,426
3.8% – Total Taxable Municipal Bonds				$5,800,713
Total Fixed Income Securities 97.0%				$149,022,061
(Identified Cost $144,369,571)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	59,890	1,596,069
Total Preferred Stocks 1.0%				$1,596,069
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z**			1,809,135	1,809,135
Total Cash Equivalents 1.2%				$1,809,135
(Identified Cost $1,809,135)
Total Portfolio Value 99.2%				$152,427,265
(Identified Cost $147,624,737)
Other Assets in Excess of Liabilities 0.8%				$1,306,439
Total Net Assets 100.0%				$153,733,704

*
Variable Rate Security; the rate shown is as of December 31, 2019.

**
Variable Rate Security; as of December 31, 2019, the 7 day annualized yield was 1.47%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

15

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	3.000%	10/30/2024	3,800,000	$3,928,902
AON Corp.	3.500%	06/14/2024	1,650,000	1,730,558
AON Corp.	3.875%	12/15/2025	1,850,000	1,991,277
AON Corp.	4.000%	11/27/2023	1,000,000	1,059,034
Bank of America Corp.	3.248%	10/21/2027	5,000,000	5,212,289
BB&T Corp.	3.750%	12/06/2023	2,300,000	2,439,905
BB&T Corp.	3.950%	03/22/2022	3,175,000	3,294,597
Chubb INA Holdings Inc.	3.150%	03/15/2025	1,400,000	1,473,427
Fifth Third Bancorp	4.300%	01/16/2024	3,500,000	3,762,475
Huntington Bancshares	2.300%	01/14/2022	225,000	226,247
Huntington Bancshares	2.625%	08/06/2024	3,525,000	3,575,364
JP Morgan Chase & Co.	3.300%	04/01/2026	2,100,000	2,210,566
JP Morgan Chase & Co.	3.875%	09/10/2024	3,400,000	3,639,954
Keycorp	4.100%	04/30/2028	3,740,000	4,101,743
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	1,265,000	1,328,943
Morgan Stanley	2.625%	11/17/2021	3,250,000	3,288,960
MUFG Americas Holdings Corp.	3.500%	06/18/2022	2,650,000	2,741,522
PNC Bank	3.500%	01/23/2024	3,570,000	3,759,923
Suntrust Bank Inc.	4.000%	05/01/2025	3,300,000	3,578,176
US Bancorp	3.100%	04/27/2026	4,500,000	4,685,155
US Bancorp	3.600%	09/11/2024	1,100,000	1,169,537
Wells Fargo & Co.	4.100%	06/03/2026	4,030,000	4,345,984
24.3% – Total Finance				$63,544,538
CVS Health Corp.	3.875%	07/20/2025	4,000,000	4,260,423
Eaton Corp.	2.750%	11/02/2022	3,945,000	4,025,490
General Electric Capital Corp. (3 month LIBOR + 1.000%)*	3.001%	04/15/2023	1,165,000	1,165,210
General Electric Co.	4.650%	10/17/2021	2,000,000	2,085,220
Georgia Power	2.000%	03/30/2020	1,930,000	1,929,643
Georgia Power	2.000%	09/08/2020	3,000,000	2,998,826
Johnson Controls International PLC	3.625%	07/02/2024	1,225,000	1,278,902
Johnson Controls International PLC	3.750%	12/01/2021	1,000,000	1,033,371
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	1,058,580
Kroger Co.	3.500%	02/01/2026	3,300,000	3,479,682
Kroger Co.	4.000%	02/01/2024	150,000	159,896
McDonald’s Corp.	3.700%	01/30/2026	1,075,000	1,159,972
Union Pacific Corp.	3.500%	06/08/2023	3,800,000	3,983,574
10.9% – Total Industrial				$28,618,789
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	4,420,000	4,695,234
Duke Energy Corp.	2.650%	09/01/2026	475,000	477,313
Duke Energy Corp.	3.550%	09/15/2021	3,325,000	3,397,123
Enterprise Products	3.350%	03/15/2023	1,640,000	1,696,821
Enterprise Products	3.750%	02/15/2025	1,875,000	1,998,317
The accompanying notes are an integral part of these financial statements.

16

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Eversource Energy	2.800%	05/01/2023	2,225,000	$2,258,454
Eversource Energy	3.150%	01/15/2025	923,000	952,526
Interstate Power & Light	3.400%	08/15/2025	1,525,000	1,583,207
Interstate Power & Light	3.650%	09/01/2020	2,575,000	2,589,154
National Rural Utilities Corp.	2.950%	02/07/2024	1,000,000	1,031,167
National Rural Utilities Corp.	3.050%	02/15/2022	100,000	102,029
National Rural Utilities Corp.	3.400%	11/15/2023	2,000,000	2,105,445
Virginia Electric & Power Co.	2.950%	11/15/2026	1,000,000	1,036,534
Virginia Electric & Power Co.	2.950%	01/15/2022	390,000	396,822
Virginia Electric & Power Co.	3.450%	09/01/2022	2,315,000	2,392,113
Xcel Energy Inc.	3.300%	06/01/2025	4,210,000	4,396,762
11.9% – Total Utilities				$31,109,021
47.1%Total Corporate Bonds				$123,272,348
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	264,278
0.1% – Total For Certificates of Deposit				264,278
United States Government Treasury Obligations
Treasury Bond	2.500%	02/15/2045	6,000,000	6,136,406
Treasury Bond	2.750%	08/15/2047	11,000,000	11,826,289
Treasury Inflation Protected Security	1.375%	02/15/2044	2,429,086	2,864,453
Treasury Note	3.125%	11/15/2028	7,250,000	7,976,982
Treasury Note	2.500%	05/15/2046	11,800,000	12,077,023
Treasury Note	2.750%	02/15/2028	10,000,000	10,661,328
19.7% – Total United States Government Treasury Obligations				$51,542,481
United States Government Agency Obligations
FHLB	2.875%	09/13/2024	6,000,000	6,313,978
2.4% – Total United States Government Agency Obligations				6,313,978
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.238%	04/01/2042	231,177	236,866
FHLMC Pool G01880	5.000%	08/01/2035	73,934	81,586
FHLMC Pool G06616	4.500%	12/01/2035	145,614	158,143
FHLMC Pool G08068	5.500%	07/01/2035	384,768	433,177
FHLMC Pool G09921	4.000%	07/01/2024	162,495	169,515
FHLMC Pool G13596	4.000%	07/01/2024	595,414	621,146
FHLMC Pool G18642	3.500%	04/01/2032	2,721,708	2,832,330
FHLMC Pool G18667	3.500%	11/01/2032	1,962,591	2,035,584
FHLMC Pool G31087	4.000%	07/01/2038	2,512,766	2,659,645
FHLMC Pool SB0017	3.500%	11/01/2028	4,778,716	4,959,019
FHLMC Series 2985 Class GE	5.500%	06/15/2025	73,114	77,273
FHLMC Series 3946 Class LN	3.500%	04/15/2041	579,162	595,181
FHLMC Series 4017 Class MA	3.000%	03/15/2041	256,110	262,089
FHLMC Series 4087 Class PT	3.000%	07/15/2042	815,740	837,184
The accompanying notes are an integral part of these financial statements.

17

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FHLMC Series 4161 Class QA	3.000%	02/15/2043	196,484	$202,156
FHLMC Series 4582 Class PA	3.000%	11/15/2045	1,241,935	1,277,063
FHLMC Series 4689 Class DA	3.000%	07/15/2044	1,562,160	1,598,640
FHLMC Series 4709 Class EA	3.000%	01/15/2046	1,693,935	1,737,796
FHLMC Series 4808 Class PK	3.500%	10/15/2045	1,236,358	1,268,327
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.781%)*	3.302%	12/01/2041	168,071	172,605
FNMA Pool 1107	3.500%	07/01/2032	773,630	809,170
FNMA Pool 889050	6.000%	05/01/2037	273,049	312,287
FNMA Pool 995112	5.500%	07/01/2036	143,659	161,671
FNMA Pool AA4392	4.000%	04/01/2039	233,566	250,321
FNMA Pool AL9309	3.500%	10/01/2031	777,866	808,966
FNMA Pool AN8842	3.320%	04/01/2028	3,000,000	3,166,860
FNMA Pool AN9848	3.740%	07/01/2028	2,500,000	2,636,311
FNMA Pool BL0189	3.830%	10/01/2028	2,000,000	2,123,831
FNMA Pool BL0359	3.700%	11/01/2028	4,914,306	5,341,887
FNMA Pool BL2935	3.150%	06/01/2029	3,000,000	3,163,920
FNMA Pool MA0384	5.000%	04/01/2030	165,562	178,144
FNMA Pool MA2773	3.000%	10/01/2036	3,808,944	3,910,346
FNMA Pool MA3337	4.000%	04/01/2038	1,914,566	2,016,939
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	110,158	114,238
FNMA Series 2005-64 Class PL	5.500%	07/25/2035	76,295	83,899
FNMA Series 2011-53 Class DT	4.500%	06/25/2041	224,183	243,227
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	2,078,929	2,067,652
FNMA Series 2013-21 Class VA	3.000%	07/25/2028	758,357	771,013
FNMA Series 2013-83 Class MH	4.000%	08/25/2043	348,145	373,047
FNMA Series 2014-20 Class AC	3.000%	08/25/2036	628,144	640,158
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	279,369	289,418
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	1,041,146	1,048,580
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	2,377,944	2,415,662
FNMA Series 2016-79 Class L	2.500%	10/25/2044	1,587,072	1,600,017
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	602,958	627,424
FNMA Series 2017-30 Class G	3.000%	07/25/2040	1,930,757	1,960,731
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	1,699,818	1,778,013
FNMA Series 2019-60	2.500%	03/25/2049	3,860,606	3,881,173
GNMA Pool 2009-124 Class L	4.000%	11/20/2038	14,362	14,389
24.9% – Total United States Government Agency Obligations – Mortgage Backed Securities				$65,004,619
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue	5.330%	06/01/2020	750,000	759,915
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	750,000	762,318
Kansas Development Finance Authority Revenue	3.741%	04/15/2025	3,705,000	3,962,683
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	125,000	137,571
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	295,000	304,416
Kentucky Property and Buildings Commission Revenue	5.373%	11/01/2025	590,000	655,354
The accompanying notes are an integral part of these financial statements.

18

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Ohio Higher Education Facilities – Cleveland Clinic Health Systems	3.849%	01/01/2022	945,000	$975,410
Ohio Major New Infrastructure Revenue	4.994%	12/15/2020	850,000	874,506
3.3% – Total Taxable Municipal Bonds				$8,432,173
Total Fixed Income Securities 97.5%				$254,829,877
(Identified Cost $244,902,998)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	83,000	2,211,950
Total Preferred Stocks 0.8%				$2,211,950
(Identified Cost $2,034,817)
Cash Equivalents
First American Government Obligation Fund, Class Z**			2,677,571	2,677,571
Total Cash Equivalents 1.0%				$2,677,571
(Identified Cost $2,677,571)
Total Portfolio Value 99.3%				$259,719,398
(Identified Cost $249,615,386)
Other Assets in Excess of Liabilities 0.7%				$1,708,067
Total Net Assets 100%				$261,427,465

*
Variable Rate Security; the rate shown is as of December 31, 2019.

**
Variable Rate Security; as of December 31, 2019, the 7 day annualized yield was 1.47%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

19

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds
American Express Credit	2.250%	05/05/2021	3,450,000	$3,466,626
AON Corp.	5.000%	09/30/2020	2,500,000	2,553,651
Bank of America Corp.	3.300%	01/11/2023	3,200,000	3,308,423
BB&T Corp.	3.750%	12/06/2023	1,000,000	1,060,828
Chubb INA Holdings Inc.	2.300%	11/03/2020	3,500,000	3,512,396
Federal Farm Credit Banks	1.600%	08/14/2023	3,300,000	3,295,879
Fifth Third Bancorp	4.300%	01/16/2024	2,544,000	2,734,782
Huntington Bancshares	2.300%	01/14/2022	1,500,000	1,508,310
Huntington Bancshares	3.150%	03/14/2021	1,100,000	1,113,650
JP Morgan Chase & Co.	4.500%	01/24/2022	2,600,000	2,730,867
Keycorp	5.100%	03/24/2021	2,500,000	2,594,533
Manufacturers & Traders Trust Co.	2.100%	02/06/2020	3,100,000	3,100,022
Morgan Stanley	5.500%	07/28/2021	2,600,000	2,738,915
MUFG Americas Holding Corp.	3.000%	02/10/2025	3,500,000	3,570,474
PNC Bank	2.700%	11/01/2022	3,400,000	3,465,303
Prudential Financial Inc.	5.375%	06/21/2020	1,030,000	1,046,229
Shell International	1.750%	09/12/2021	3,050,000	3,048,775
Suntrust Banks Inc.	2.900%	03/03/2021	2,600,000	2,627,193
Wells Fargo & Co.	3.450%	02/13/2023	2,600,000	2,692,658
27.3% – Total Finance				$50,169,514
Burlington Northern Santa Fe	3.050%	03/15/2022	1,700,000	1,737,743
Chevron Corp. (3month LIBOR + 0.530)*	2.436%	03/03/2022	2,100,000	2,116,503
CVS Health Corp.	3.700%	03/09/2023	2,500,000	2,605,840
Eaton Electric Holdings	3.875%	12/15/2020	1,465,000	1,484,626
General Electric Capital Corp. (3 month LIBOR + 0.300%)*	2.301%	05/13/2024	1,600,000	1,538,775
General Electric Capital Corp. (3 month LIBOR + 1.000%)*	3.001%	04/15/2023	2,000,000	2,000,361
Johnson Controls International PLC	5.000%	03/30/2020	2,700,000	2,717,317
Kroger Co.	3.850%	08/01/2023	2,500,000	2,644,499
McDonald’s Corp.	2.200%	05/26/2020	400,000	400,291
McDonald’s Corp.	2.625%	01/15/2022	2,300,000	2,333,118
Oracle Corp.	1.900%	09/15/2021	1,063,000	1,065,227
Union Pacific Corp.	3.150%	03/01/2024	2,800,000	2,915,052
12.8% – Total Industrials				$23,559,352
Berkshire Hathaway Energy Company	3.750%	11/15/2023	1,700,000	1,805,859
BP Capital Markets	4.500%	10/01/2020	3,500,000	3,565,544
Duke Energy Corp.	3.750%	04/15/2024	2,620,000	2,776,977
Enterprise Products	3.350%	03/15/2023	2,447,000	2,531,781
Eversource Energy	2.750%	03/15/2022	2,800,000	2,841,878
Georgia Power	2.000%	09/08/2020	360,000	359,859
Georgia Power	2.850%	05/15/2022	2,600,000	2,646,400
Interstate Power & Light	3.650%	09/01/2020	2,610,000	2,624,346
National Rural Utilites Corp.	2.350%	06/15/2020	1,982,000	1,984,944
National Rural Utilites Corp.	2.950%	02/07/2024	1,420,000	1,464,257
Nevada Power Co.	2.750%	04/15/2020	1,800,000	1,804,017
Virginia Electric & Power Co.	2.750%	03/15/2023	2,410,000	2,454,370
The accompanying notes are an integral part of these financial statements.

20

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Virginia Electric & Power Co.	2.950%	01/15/2022	500,000	$508,746
Xcel Energy Inc.	2.600%	03/15/2022	426,000	430,623
15.1% – Total Utilities				$27,799,601
55.2%Total Corporate Bonds				$101,528,467
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	264,278
0.1% – Total For Certificates of Deposit				264,278
United States Government Treasury Obligations
Treasury Note	1.125%	06/30/2021	5,100,000	5,064,340
Treasury Note(a)	1.375%	09/30/2020	1,300,000	1,297,359
Treasury Note	2.125%	11/30/2023	6,500,000	6,615,781
Treasury Note	2.375%	08/15/2024	1,800,000	1,855,125
Treasury Note	1.625%	08/31/2022	1,000,000	1,000,820
Treasury Note(b)	1.125%	04/30/2020	1,800,000	1,796,906
Treasury Note(b)	1.500%	05/31/2020	1,665,000	1,664,081
Treasury Note(b)	1.750%	05/31/2022	44,000	44,172
Treasury Note(b)	1.375%	05/31/2021	4,800,000	4,785,375
Treasury Note (TBill 13-week auction high rate + 0.220%)*	1.746%	07/31/2021	1,000,000	1,000,428
13.7% – Total United States Government Treasury Obligations				25,124,387
United States Government Agency Obligations
FHLB	2.875%	09/13/2024	1,700,000	1,788,961
FHLMC	2.635%	04/24/2024	3,300,000	3,308,633
FHLMC	2.650%	02/28/2022	1,500,000	1,501,530
FHLMC	2.720%	03/27/2023	2,000,000	2,003,151
FHLMC	2.800%	01/30/2023	2,800,000	2,801,575
6.2% – Total United States Government Agency Obligations				$11,403,850
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Pool G16330	3.500%	08/01/2032	2,330,376	2,427,512
FHLMC Pool G18642	3.500%	04/01/2032	2,540,261	2,643,508
FHLMC Pool J12635	4.000%	07/01/2025	80,577	84,087
FHLMC Pool ZS7207	3.500%	07/01/2030	2,156,958	2,244,986
FHLMC Series 4009 Class PA	2.000%	06/15/2041	1,043,137	1,052,715
FHLMC Series 4287 Class AB	2.000%	12/15/2026	591,098	589,023
FHLMC Series 4440 Class VC	2.500%	08/15/2026	1,529,006	1,540,280
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*	3.302%	12/01/2041	168,071	172,605
FNMA Pool 1106	3.000%	07/01/2032	818,976	843,764
FNMA Pool 465973	3.590%	10/01/2020	2,681,217	2,689,852
FNMA Pool 469488	3.360%	11/01/2021	1,431,180	1,458,551
FNMA Pool 833200	5.500%	09/01/2035	517,675	582,130
FNMA Pool AL9230	3.500%	12/01/2029	2,040,517	2,136,094
FNMA Pool AM2674	2.610%	03/01/2023	1,515,000	1,539,227
FNMA Pool BM4202	3.500%	12/01/2029	2,560,991	2,663,838
FNMA Pool FM1522	2.500%	01/01/2027	2,196,201	2,215,983
FNMA Pool FM1523	2.500%	08/01/2029	949,966	960,507
The accompanying notes are an integral part of these financial statements.

21

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2019

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA Pool FM1536	2.500%	11/01/2030	1,129,443	$1,143,199
FNMA Pool MA2710	2.500%	08/01/2026	1,459,629	1,472,835
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	505,907	504,248
FNMA Series 2017-30 Class G	3.000%	07/25/2040	1,103,290	1,120,418
GNMA Pool 726475	4.000%	11/15/2024	117,806	122,720
GNMA Pool 728920	4.000%	12/15/2024	149,845	156,102
16.5% – Total United States Government Agency Obligations – Mortgage Backed Securities				$30,364,184
Taxable Municipal Bonds
Kentucky Asset Liability Commission Revenue	2.668%	04/01/2021	820,000	825,765
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	585,000	603,673
University of Akron General Receipts	1.976%	01/01/2021	500,000	500,015
University of Cincinnati General Receipts	1.878%	06/01/2023	1,200,000	1,198,812
University of Kentucky General Receipts Build America Bond	4.850%	11/01/2021	1,000,000	1,052,390
2.3%Total Taxable Municipal Bonds				$4,180,655
Total Fixed Income Securities 94.0%				$172,865,821
(Identified Cost $171,300,509)
Cash & Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			8,995,942	8,995,942
Total Cash Equivalents 4.9%				$8,995,942
(Identified Cost $8,995,942)
Total Portfolio Value 98.9%				$181,861,763
(Identified Cost $180,296,451)
Other Assets in Excess of Liabilities 1.1%				$2,072,548
Total Net Assets: 100.0%				$183,934,311
Futures Contracts	Long Contracts	Notional Value at Purchase	Notional Amount 12/31/2019	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor’s 500 (50 units per contract)
expiring March 2020	890	$141,747,287	$143,783,950	$2,036,663
expiring June 2020	241	38,420,293	38,933,550	513,257
		$180,167,580	$182,717,500	$2,549,920

*
Variable Rate Security; the rate shown is as of December 31, 2019.

**
Variable Rate Security; as of December 31, 2019, the 7 day annualized yield was 1.47%.

(a)
Portion of this bond (485,000 par) held as collateral for futures contracts.

(b)
Position held as collateral for futures contracts

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

22

JOHNSON MUTUAL FUNDS	December 31, 2019

Statements of Assets and Liabilities
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$163,596,867	$152,427,265	$259,719,398	$181,861,763
Variation Margin Receivable	—	—	—	434,230
Interest Receivable	1,118,882	993,558	1,633,198	1,191,952
Fund Shares Sold Receivable	218,452	421,102	194,447	499,970
Receivable for CMO Paydowns	808	866	866	—
Total Assets	$164,935,009	$153,842,791	$261,547,909	$183,987,915
Liabilities:
Accrued Management Fee	$35,870	$33,569	$56,496	$53,604
Fund Shares Redeemed Payable	96,321	75,518	63,948	—
Total Liabilities	$132,191	$109,087	$120,444	$53,604
Net Assets	$164,802,818	$153,733,704	$261,427,465	$183,934,311
Net Assets Consist of:
Paid in Capital	$163,805,698	$148,906,767	$251,293,477	$171,497,730
Accumulated Earnings	997,120	4,826,937	10,133,988	12,436,581
Net Assets	$164,802,818	$153,733,704	$261,427,465	$183,934,311
Pricing of Class I Shares
Net assets applicable to Class I Shares	$164,799,691	$153,730,498	$261,279,742	$183,934,311
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,899,633	9,617,962	15,920,059	10,835,894
Net Asset Value, Offering price and redemption price	$15.12	$15.98	$16.41	$16.97
Pricing of Class F Shares
Net assets applicable to Class F Shares	$3,127	$3,206	$147,723	n/a
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	206	199	8,956	n/a
Net Asset Value, Offering price and redemption price	$15.20	$16.09	$16.49	n/a
*Identified Cost of Investment Securities	$162,009,029	$147,624,737	$249,615,386	$180,296,451
The accompanying notes are an integral part of these financial statements.

23

JOHNSON MUTUAL FUNDS	December 31, 2019

Statements of Operations
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Year Ending 12/31/2019	Year Ending 12/31/2019	Year Ending 12/31/2019	Year Ending 12/31/2019
Investment Income:
Interest	$4,048,945	$4,227,308	$7,036,645	$3,928,038
Dividends	74,830	109,068	157,040	120,701
Total Investment Income	$4,123,775	$4,336,376	$7,193,685	$4,048,739
Expenses:
Gross Management Fee	$476,174	$454,377	$747,884	$556,821
Distribution Fee	7	7	71	—
Total Expenses	476,181	454,384	747,955	556,821
Management Fee Waiver (Note #4)	(79,364)	(75,731)	(124,650)	—
Distribution Fee Waiver (Note #4)	(3)	(3)	(28)	—
Net Expenses	$396,814	$378,650	$623,277	$556,821
Net Investment Income	$3,726,961	$3,957,726	$6,570,408	$3,491,918
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$4,152	$366,760	$1,146,586	$3,283
Net Realized Gain from Futures Contracts	—	—	—	24,413,603
Net Change in Unrealized (Loss) on Investments	3,373,634	6,510,789	13,041,608	3,200,907
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	13,006,856
Net Gain/(Loss) on Investments	$3,377,786	$6,877,549	$14,188,194	$40,624,649
Net Change in Net Assets from Operations	$7,104,747	$10,835,275	$20,758,602	$44,116,567
The accompanying notes are an integral part of these financial statements.

24

JOHNSON MUTUAL FUNDS	December 31, 2019

Statements of Changes in Net Assets
	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2019	Year Ended 12/31/2018
Operations:
Net Investment Income	$3,726,961	$3,101,397	$3,957,726	$3,515,033	$6,570,408	$5,554,707	$3,491,918	$2,793,902
Net Realized Gain (Loss) from Security Transactions	4,152	(189,216)	366,760	(93,901)	1,146,586	(442,426)	3,283	(280,061)
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	24,413,603	2,002,075
Net Change in Unrealized Gain (Loss) on Investments	3,373,634	(1,233,884)	6,510,789	(2,758,989)	13,041,608	(4,728,685)	3,200,907	(1,230,046)
Net Change in Unrealized Gain (Loss) on Futures Contracts	—	—	—	—	—	—	13,006,856	(11,034,616)
Net Change in Net Assets from Operations	$7,104,747	$1,678,297	$10,835,275	$662,143	$20,758,602	$383,596	$44,116,567	$(7,748,746)
Distributions to Shareholders:
From Class I	$(3,832,490)	$(3,259,834)	$(4,119,819)	$(3,641,134)	$(7,003,077)	$(5,829,361)	$(19,593,401)	$(9,131,225)
From Class F	(68)	(6)	(79)	(8)	(813)	(8)	n/a	n/a
Total Distributions to Shareholders	$(3,832,558)	$(3,259,840)	$(4,119,898)	$(3,641,142)	$(7,003,890)	$(5,829,369)	$(19,593,401)	$(9,131,225)
Capital Share Transactions:
From Class I
Proceeds from shares sold	$53,128,126	$41,303,874	$28,392,444	$31,235,691	$57,725,632	$62,044,275	$27,840,881	$3,957,689
Net Asset Value of Shares Issued on Reinvestment of Dividends	997,278	787,543	861,961	509,317	4,285,676	3,465,169	19,593,400	9,131,111
Payments for Shares Redeemed	(34,622,382)	(37,682,677)	(20,655,462)	(16,885,158)	(31,732,781)	(44,034,870)	(13,952,256)	(8,263,660)
Net Increase from Class I share capital transactions	19,503,022	4,408,740	8,598,943	14,859,850	30,278,527	21,474,574	33,482,025	4,825,140
From Class F*
Proceeds from shares sold	2,000	1,000	2,000	1,000	146,000	1,000	n/a	n/a
Net Asset Value of Shares Issued on Reinvestment of Dividends	68	6	79	8	813	8	n/a	n/a
Payments for Shares Redeemed	—	—	—	—	—	—	n/a	n/a
Net Increase from Class F share capital transactions	2,068	1,006	2,079	1,008	146,813	1,008	—	—
Net Change in Net Assets	$22,777,279	$2,828,203	$15,316,399	$11,881,859	$44,180,052	$16,029,809	$58,005,191	$(12,054,831)
Net Assets at Beginning of Year	$142,025,539	$139,197,336	$138,417,305	$126,535,446	$217,247,413	$201,217,604	$125,929,120	$137,983,951
Net Assets at End of Year	$164,802,818	$142,025,539	$153,733,704	$138,417,305	$261,427,465	$217,247,413	$183,934,311	$125,929,120

*
For 2018, the data represents activity from the Fund’s inception date of May 1, 2018 to the end of the year, December 31, 2018.

The accompanying notes are an integral part of these financial statements.

25

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$14.80	$14.96	$14.98	$14.96	$15.05
Operations:
Net Investment Income	0.35	0.31	0.24	0.21	0.17
Net Realized and Unrealized Gains/(Losses) on Securities	0.33	(0.14)	(0.01)	0.04	(0.07)
Total Operations	$0.68	$0.17	$0.23	$0.25	$0.10
Distributions:
Net Investment Income	(0.36)	(0.33)	(0.25)	(0.23)	(0.19)
Return of Capital(a)	(0.00)	—	—	(0.00)	(0.00)
Net Realized Capital Gains	—	—	—	—	—
Total Distributions	$(0.36)	$(0.33)	$(0.25)	$(0.23)	$(0.19)
Net Asset Value, end of year	$15.12	$14.80	$14.96	$14.98	$14.96
Total Return(b)	4.65%	1.16%	1.54%	1.68%	0.67%
Net Assets, end of year (millions)	$164.80	$142.03	$139.20	$124.37	$108.08
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.24%	0.24%	0.23%
Ratio of Net Investment Income to average net assets before Waiver	2.30%	2.06%	1.53%	1.32%	1.07%
Ratio of Net Investment Income to average net assets after Waiver	2.35%	2.11%	1.59%	1.38%	1.14%
Portfolio Turnover Rate	48.01%	39.88%	48.04%	73.88%	42.30%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2019, 2018, 2017, 2016, and 2015, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.24%, 0.24%, and 0.23%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

The accompanying notes are an integral part of these financial statements.

26

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$14.91	$14.79
Operations:
Net Investment Income	0.32	0.18
Net Realized and Unrealized Gains/(Losses) on Securities	0.33	0.02
Total Operations	$0.65	$0.20
Distributions:
Net Investment Income	(0.36)	(0.08)
Net Realized Capital Gains	—	—
Total Distributions	$(0.36)	$(0.08)
Net Asset Value, end of year	$15.20	$14.91
Total Return(a)	4.36%	1.37%
Net Assets, end of year (millions)	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.98%	1.06%
Ratio of Net Investment Income to average net assets after Waiver	2.13%	1.21%
Portfolio Turnover Rate	48.01%	39.88%

*
Inception date May 1, 2018.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2019 and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

The accompanying notes are an integral part of these financial statements.

27

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$15.27	$15.63	$15.56	$15.41	$15.61
Operations:
Net Investment Income	0.41	0.41	0.35	0.34	0.33
Net Realized and Unrealized Gains/(Losses) on Securities	0.73	(0.35)	0.11	0.18	(0.19)
Total Operations	$1.14	$0.06	$0.46	$0.52	$0.14
Distributions:
Net Investment Income	(0.42)	(0.42)	(0.36)	(0.36)	(0.34)
Return of Capital(a)	—	—	—	—	(0.00)
Net Realized Capital Gains	(0.01)	—	(0.03)	(0.01)	—
Total Distributions	$(0.43)	$(0.42)	$(0.39)	$(0.37)	$(0.34)
Net Asset Value, end of year	$15.98	$15.27	$15.63	$15.56	$15.41
Total Return(b)	7.53%	0.42%	2.99%	3.37%	0.90%
Net Assets, end of year (millions)	$153.73	$138.42	$126.54	$110.71	$104.36
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.24%	0.24%	0.23%
Ratio of Net Investment Income to average net assets before Waiver	2.57%	2.61%	2.19%	2.12%	2.06%
Ratio of Net Investment Income to average net assets after Waiver	2.62%	2.66%	2.25%	2.18%	2.13%
Portfolio Turnover Rate	32.83%	39.66%	40.37%	50.71%	32.75%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2019, 2018, 2017, 2016, and 2015, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.24%, 0.24%, and 0.23%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

The accompanying notes are an integral part of these financial statements.

28

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$15.39	$15.25
Operations:
Net Investment Income	0.37	0.22
Net Realized and Unrealized Gains/(Losses) on Securities	0.75	0.04
Total Operations	$1.12	$0.26
Distributions:
Net Investment Income	(0.41)	(0.12)
Net Realized Capital Gains	(0.01)	—
Total Distributions	$(0.42)	$(0.12)
Net Asset Value, end of year	$16.09	$15.39
Total Return(a)	7.35%	1.72%
Net Assets, end of year (millions)	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	2.26%	1.31%
Ratio of Net Investment Income to average net assets after Waiver	2.41%	1.46%
Portfolio Turnover Rate	32.83%	39.66%

*
Inception date May 1, 2018.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2019 and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

The accompanying notes are an integral part of these financial statements.

29

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$15.49	$15.91	$15.73	$15.63	$15.98
Operations:
Net Investment Income	0.43	0.40	0.37	0.39	0.39
Net Realized and Unrealized Gains/(Losses) on Securities	0.94	(0.40)	0.21	0.19	(0.21)
Total Operations	$1.37	$(0.00)	$0.58	$0.58	$0.18
Distributions:
Net Investment Income	(0.44)	(0.42)	(0.39)	(0.40)	(0.42)
Return of Capital(a)	—	—	—	(0.00)	(0.00)
Net Realized Capital Gains	(0.01)	—	(0.01)	(0.08)	(0.11)
Total Distributions	$(0.45)	$(0.42)	$(0.40)	$(0.48)	$(0.53)
Net Asset Value, end of year	$16.41	$15.49	$15.91	$15.73	$15.63
Total Return(b)	8.94%	0.13%	3.72%	3.67%	1.16%
Net Assets, end of year (millions)	$261.28	$217.25	$201.22	$116.69	$86.90
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.24%	0.24%	0.23%
Ratio of Net Investment Income to average net assets before Waiver	2.59%	2.62%	2.29%	2.34%	2.39%
Ratio of Net Investment Income to average net assets after Waiver	2.64%	2.67%	2.35%	2.40%	2.46%
Portfolio Turnover Rate	28.83%	39.62%	31.42%	42.29%	29.51%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2019, 2018, 2017, 2016, 2015, and 2014, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.24%, 0.24%, 0.23%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

The accompanying notes are an integral part of these financial statements.

30

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$15.61	$15.41
Operations:
Net Investment Income	0.40	0.23
Net Realized and Unrealized Gains/(Losses) on Securities	0.92	0.10
Total Operations	$1.32	$0.33
Distributions:
Net Investment Income	(0.43)	(0.13)
Net Realized Capital Gains	(0.01)	—
Total Distributions	$(0.44)	$(0.13)
Net Asset Value, end of year	$16.49	$15.61
Total Return(a)	8.56%	2.14%
Net Assets, end of year (millions)	$0.148	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	2.18%	1.29%
Ratio of Net Investment Income to average net assets after Waiver	2.33%	1.44%
Portfolio Turnover Rate	28.83%	39.62%

*
Inception date May 1, 2018.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2019 and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2020. (Note #4)

The accompanying notes are an integral part of these financial statements.

31

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$14.21	$16.27	$16.28	$15.17	$15.82
Operations:
Net Investment Income	0.37	0.35	0.26	0.18	0.15
Net Realized and Unrealized Gains/(Losses) on Securities	4.40	(1.32)	3.21	1.76	0.07
Total Operations	$4.77	$(0.97)	$3.47	$1.94	$0.22
Distributions:
Net Investment Income	(0.38)	(0.35)	(0.26)	(0.21)	(0.17)
Return of Capital(a)	—	—	—	—	(0.00)
Net Realized Capital Gains	(1.63)	(0.74)	(3.22)	(0.62)	(0.70)
Total Distributions	$(2.01)	$(1.09)	$(3.48)	$(0.83)	$(0.87)
Net Asset Value, end of year	$16.97	$14.21	$16.27	$16.28	$15.17
Total Return(b)	33.80%	(6.06)%	21.39%	12.89%	1.34%
Net Assets, end of year (millions)	$183.93	$125.93	$137.98	$110.18	$97.95
Ratios/supplemental data
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to average net assets	2.21%	2.00%	1.45%	1.16%	0.91%
Portfolio Turnover Rate	46.04%	73.00%	40.40%	65.13%	57.75%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

32

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

1)       Organization:
The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.
Effective May 1, 2018, the Bond Funds each added a share class, Class F Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15%.
2)       Summary of Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.
New Accounting Pronouncement:
In March, 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization of premium requirements of ASC Subtopic 310-20, “Premium Amortization on Purchased Callable Bonds”. ASU 2017-08 requires a change in amortization for premium on purchases on noncontingent, callable bonds at a fixed price on a fixed date to be amortized to the earliest callable date. ASU 2017-08 is effective for all entities for fiscal years beginning after December 15, 2018, including interim periods therein. The Funds have adopted ASU 2017-08 with these financial statements. Based on the Adviser’s review, the required change has no material effect on these financial statements.
Financial Futures Contracts:
The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2019 was $157,103,301. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Appreciation on futures contracts, as of December 31, 2019, was $2,549,920. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair

33

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

2)       Summary of Significant Accounting Policies, continued

value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.
As of December 31, 2019, the custodian holds U.S. Treasury Notes which serves as collateral for future contracts, with a value of  $8,774,552. Net variation margin receivable on futures contracts as of December 31, 2019 was $434,230.
Offsetting Assets and Liabilities:
The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of December 31, 2019, the Fund has two positions, and the variation margin applicable to those positions is presented in the Statement of Assets and Liabilities.
The following table presents the Enhanced Return Fund’s derivatives available for offset under a master netting agreement, net of collateral pledged as of December 31, 2019.
Liabilities:
Description	Gross amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged/ Received
Futures Contracts	$434,230	$—	$434,230	$—	$—	$434,230*
Total	$434,230	$—	$434,230	$—	$—	$434,230*

*
The amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2019 for the Bond Funds, and October 31, 2019 for the Enhanced Return Fund) plus undistributed amounts from prior years.

34

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

2)       Summary of Significant Accounting Policies, continued

The following information is computed on a tax basis for each item as of December 31, 2019:
	Short Duration	Intermediate	Core	Enhanced Return
Cost of Portfolio Investments	162,009,029	147,627,374	249,615,386	180,296,451
Gross unrealized appreciation	1,674,817	4,906,203	10,460,354	1,653,690
Gross unrealized depreciation	(86,979)	(106,312)	(356,342)	(88,378)
Net unrealized appreciation (depreciation)	1,587,838	4,799,891	10,104,012	1,565,312
Undistributed ordinary income	—	27,046	29,976	4,318,901
Other accumulated gains/(losses)	(590,718)	—	—	6,552,368
Accumulated Earnings	997,120	4,826,937	10,133,988	12,436,581
The difference between the federal income tax cost and the financial statement cost of the Funds’ portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.
As of December 31, 2019, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers which may be carried forward for an indefinite period are as follows:
	Long-term	Short-term	Total
Short Duration	$427,040	$163,678	$590,718
For the year ended December 31, 2019, the Intermediate Fund utilized $188,416 of capital loss carryforwards, and the Core Bond Fund utilized $697,137 of capital loss carryforwards.
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2019, the Funds did not incur any interest or penalties.
Allocations between Classes:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences

35

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

2)       Summary of Significant Accounting Policies, continued

are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
For the year ended December 31, 2019, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Short Duration Bond Fund	$(4,110)	$4,110
The tax character of the distributions paid as of December 31, 2018 and 2019 is as follows:
		Ordinary Income	Net Realized Long-Term Capital Gain	Total Distributions Paid
Short Duration Bond Fund	2018	$3,259,840	—	$3,259,840
	2019	3,832,558	—	3,832,558
Intermediate Bond Fund	2018	3,637,579	3,563	3,641,142
	2019	4,119,898		4,119,898
Core Bond Fund	2018	5,821,958	7,411	5,829,369
	2019	6,805,209	198,681	7,003,890
Enhanced Return Fund	2018	5,441,277	3,689,948	9,131,225
	2019	10,075,564	9,517,837	19,593,401

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)       Security Valuation and Transactions:
The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time. Fixed income securities typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

36

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

3)       Security Valuation and Transactions, continued

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
Corporate Bonds.   Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.
U.S. Agency Securities.   U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are

37

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

3)       Security Valuation and Transactions, continued

generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
Derivative Instruments.   Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2019:
Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$98,873,026	$—	$98,873,026
Certificates of Deposit	—	264,278	—	264,278
U.S. Treasury Obligations	—	14,401,113	—	14,401,113
U.S. Agency Obligations	—	16,997,686	—	16,997,686
U.S. Agency Obligations – Mortgage-Backed	—	26,391,629	—	26,391,629
Taxable Municipal Bonds	—	4,831,067	—	4,831,067
Cash Equivalents	1,838,068	—	—	1,838,068
Total	$1,838,068	$161,758,799	$—	$163,596,867

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$74,092,249	—	$74,092,249
Certificates of Deposit	—	264,278	—	264,278
U.S. Treasury Obligations	—	43,117,710	—	43,117,710
U.S. Agency Obligations	—	6,669,204	—	6,669,204
U.S. Agency Obligations – Mortgage-Backed	—	19,077,907	—	19,077,907
Taxable Municipal Bonds	—	5,800,713	—	5,800,713
Preferred Stocks	1,596,069	—	—	1,596,069
Cash Equivalents	1,809,135	—	—	1,809,135
Total	$3,405,204	$149,022,061	$—	$152,427,265

38

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

3)       Security Valuation and Transactions, continued

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$123,272,348	$—	$123,272,348
Certificates of Deposit	—	264,278	—	264,278
U.S. Treasury Obligations	—	51,542,481	—	51,542,481
U.S. Agency Obligations	—	6,313,978	—	6,313,978
U.S. Agency Obligations – Mortgage-Backed	—	65,004,619	—	65,004,619
Taxable Municipal Bonds	—	8,432,173	—	8,432,173
Preferred Stocks	2,211,950	—	—	2,211,950
Cash Equivalents	2,677,571	—	—	2,677,571
Total	$4,889,521	$254,829,877	$—	$259,719,398

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$101,528,467	$—	$101,528,467
Certificates of Deposit	—	264,278	—	264,278
U.S. Treasury Obligations	—	25,124,387	—	25,124,387
U.S. Agency Obligations	—	11,403,850	—	11,403,850
U.S. Agency Obligations – Mortgage-Backed	—	30,364,184	—	30,364,184
Taxable Municipal Bonds	—	4,180,655	—	4,180,655
Cash Equivalents	8,995,942	—	—	8,995,942
Sub-Total	$8,995,942	$172,865,821	$—	$181,861,763
Other Financial Instruments**	2,549,920	—	—	2,549,920
Total	$11,545,862	$172,865,821	$—	$184,411,683

*
See Portfolio of Investments for industry classification.

**
Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.
4)       Investment Advisory Agreement:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest), and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pay the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets. The Bond Funds F share classes also have a 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly.
The Adviser received management fees for the year ended December 31, 2019 as indicated below. Effective May 1, 2019, the Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%, unchanged from the prior period (May 1, 2018 to April 30, 2019), and for the Bond Funds F share classes, the adviser has agreed to waive a part of the 12b-1 fee from a maximum of 0.25% to an effective annual rate of 0.15%. The Adviser has the right to remove this fee waiver any time after April 30, 2020, and per the contract, waivers are not recoupable.

39

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

4)       Investment Advisory Agreement, continued

For the year ended December 31, 2019, information regarding fees was as follows:
Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.05%	0.25%	$396,810	$79,364	$35,870
Intermediate Bond Fund	0.30%	0.05%	0.25%	378,646	75,731	33,569
Core Bond Fund	0.30%	0.05%	0.25%	623,234	124,650	56,496
Enhanced Return Fund	0.35%	—	0.35%	556,821	—	53,604
5)       Related Party Transactions:
All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $48,000 for the year ended December 31, 2019, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2019, Covenant Trust Company, owned in aggregate 46.37% of the Short Duration Bond Fund, Class I Shares; 54.79% of the Intermediate Bond Fund, Class I Shares; and 31.69% of the Core Bond Fund, Class I Shares. As of December 31, 2019, client accounts held by the Adviser owned in aggregate 100% of the Short Duration Bond Fund, Class F shares; 100% of the Intermediate Bond Fund, Class F Shares; and 29.40% of the Core Bond Fund I shares. As of December 31, 2019, client accounts held by LPL Financial owned 97.80% of the Core Bond Fund, Class F Shares. As of December 31, 2019, client accounts managed by the Adviser and held by Charles Schwab & Co, held in aggregate 97.95% of the Enhanced Return Fund.
Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.
6)       Purchases and Sales of Securities:
For the year ended December 31, 2019, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$68,072,930	$55,526,405	$20,308,631	$15,733,546
Intermediate Bond Fund	30,192,715	34,151,321	27,750,268	14,055,646
Core Bond Fund	80,723,262	54,948,322	17,581,455	15,711,895
Enhanced Return Fund	82,457,426	45,882,560	37,678,726	19,927,213

40

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

7)       Capital Share Transactions:
As of December 31, 2019, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.
	Short Duration Bond Fund
	Class I Shares		Class F Shares
	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2019	Period Ended 12/31/2018*
Issued	3,537,967	2,783,205	133	67
Reinvested	66,376	53,186	5	1
Redeemed	(2,298,119)	(2,544,945)	—	—
Change in shares outstanding	1,306,224	291,446	138	68
Shares outstanding, beginning of period	9,593,409	9,301,963	68	—
Shares outstanding, end of period	10,899,633	9,593,409	206	68

	Intermediate Bond Fund
	Class I Shares		Class F Shares
	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2019	Period Ended 12/31/2018*
Issued	1,803,085	2,038,813	128	65
Reinvested	54,471	33,356	5	1
Redeemed	(1,303,291)	(1,103,813)	—	—
Change in shares outstanding	554,265	968,356	133	66
Shares outstanding, beginning of period	9,063,697	8,095,341	66	—
Shares outstanding, end of period	9,617,962	9,063,697	199	66

	Core Bond Fund
	Class I Shares		Class F Shares
	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2019	Period Ended 12/31/2018*
Issued	3,582,287	3,996,991	8,841	65
Reinvested	264,562	224,176	50
Redeemed	(1,947,778)	(2,848,914)	—	—
Change in shares outstanding	1,899,071	1,372,253	8,891	65
Shares outstanding, beginning of period	14,020,988	12,648,735	65	—
Shares outstanding, end of period	15,920,059	14,020,988	8,956	65

	Enhanced Return Fund
	Year Ended 12/31/2019	Year Ended 12/31/2018
Issued	1,604,799	245,529
Reinvested	1,154,935	625,192
Redeemed	(784,111)	(492,207)
Change in shares outstanding	1,975,623	378,514
Shares outstanding, beginning of period	8,860,271	8,481,757
Shares outstanding, end of period	10,835,894	8,860,271

*
Effective date for Class F shares was May 1, 2018.

41

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2019

8)       Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

42

DISCLOSURE OF EXPENSES (Unaudited)	December 31, 2019

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on June 30, 2019 and held through December 31, 2019.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
	Beginning Account Value June 30, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period* July 1, 2019 – December 31, 2019
Short Duration Bond Fund
Class I – Actual Fund Return	$1,000.00	$1,003.32	$1.26
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$1,001.98	$2.02
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Intermediate Bond Fund
Class I – Actual Fund Return	$1,000.00	$1,002.52	$1.26
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$1,002.50	$2.02
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Core Bond Fund
Class I – Actual Fund Return	$1,000.00	$1,003.68	$1.26
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$1,002.74	$2.02
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Enhanced Return Fund
Actual Fund Return	$1,000.00	$1,001.18	$1.77
Hypothetical Return	$1,000.00	$1,023.44	$1.81

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Institutional Bond Funds, the expense ratio (after waiver) is 0.25% (I shares), and 0.40% (F shares), and for the Enhanced Return Fund, the expense ratio is 0.35%.

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ADDITIONAL INFORMATION	December 31, 2019

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2004.
COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2020

45

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (77) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
Independent Trustees
Ronald H. McSwain (77) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (77) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	9	None
James J. Berrens (54) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	9	None
Dr. Jeri B. Ricketts (62) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002 - 2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	9	None

46

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (48) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Dale H. Coates (61) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Vice President and Portfolio Manager for the Trust’s Adviser	N/A	N/A
Marc E. Figgins (55) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (53) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (48) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

47

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, the code of ethics was amended, to remove language related to trading against any restricted list, beginning February 19, 2019, attached herewith.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)       Not applicable.

(f)       The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

3

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2018	$77,500.00
FY 2019	$69,450.00

(b)	Audit-Related Fees

	Registrant	Adviser
FY 2018	$5,600.00	$9,500.00
FY 2019	$4,600.00	$9,500.00

(c)	Tax Fees

	Registrant	Adviser
FY 2018	$27,500.00	$0.00
FY 2019	$24,750.00	$0.00

Nature of the services: The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser
FY 2018	$0.00	$0.00
FY 2019	$0.00	$0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

4

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2018	$27,500.00	$0.00
FY 2019	$24,750.00	$0.00

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of February 11, 2020, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Revised code of ethics is filed herewith.

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:	/s/Jason O. Jackman
Jason O. Jackman, President
Date March 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jason O. Jackman
Jason O. Jackman, President
Date March 10, 2020

By:	/s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date March 10, 2020

7